COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under Rule 14a-12

PEOPLES FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required.

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

March [•], 2025

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Financial Corporation (the “Company”) on Wednesday, April 23, 2025, at 6:30 p.m., Central Time, at the Company’s offices located in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530.

Once again, a group of related shareholders composed of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P. Stilwell Value LLC, and Joseph D. Stilwell (collectively, “Stilwell Group”), has decided to conduct an adversarial proxy contest in order to nominate one individual for election to the Board of Directors of our Company at the Annual Meeting outside of the typical nomination process. The Company is required by federal regulations to send you a proxy card that includes all individuals nominated for election to the Board of Directors, which includes both the six (6) individuals nominated by your Board of Directors and the one individual nominated by the Stilwell Group.

Additionally, for the first time this year, another shareholder, Philip J. Timyan, has proposed a shareholder resolution recommending that the Board of Directors take all necessary steps to promptly sell the Company.  While this resolution is merely precatory and non-binding on the Board of Directors, Rule 14a-8 implementing the Securities Exchange Act of 1934 requires the Company to include the proposed resolution on the proxy card it is sending you this year as well.

It is very important for you to read carefully the enclosed Proxy Statement that explains in detail how you should vote and submit your proxy card for this year’s Annual Meeting. In order to help answer any specific questions you may have, we have added to page [•], of this year’s Proxy Statement a section entitled “Questions and Answers About the Annual Meeting” that will hopefully help explain the Company’s proxy card used for this year’s meeting; however, we still encourage you to review the Proxy Statement in its entirety in order to inform yourself properly for the matters to be considered and voted on at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AS WELL AS MR. TIMYAN’S PROPOSED RESOLUTION.  THE BOARD OF DIRECTORS ALSO URGES YOU NOT TO SIGN OR RETURN ANY [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Even voting to “Withhold” a vote on the nominee or nominees of the Stilwell Group by signing and returning the [•] PROXY CARD could invalidate any vote a shareholder may also make “For” the Board’s nominees. Instead, shareholders supporting nominees recommended by your Board of Directors should sign and return the WHITE PROXY CARD that is included in the enclosed materials.  Shareholders wishing to oppose Mr. Timyan’s proposal should also vote “Against” the proposal on the WHITE PROXY CARD included in the enclosed materials before signing and returning it.

If you have already received and returned the [•] PROXY CARD from the Stilwell Group, we urge you to change your vote by promptly (i) signing, dating and returning the enclosed WHITE PROXY CARD or (ii) voting by telephone or internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

Our Board unanimously recommends that shareholders vote “FOR” the approval of the six directors that have been nominated by the Board on recommendation from the Nominating Committee, as further described in the enclosed Proxy Statement. All are very well qualified and are long-time members of our Gulf Coast Community. All of the nominees have been directors of The Peoples Bank and the Company for some time. Our Board also unanimously recommends that the shareholder vote “FOR” the advisory proposal to approve compensation of the named executive officers and that shareholders vote to approve executive compensation once every 3 years.  However, the Board of Directors unanimously recommends the shareholders vote “AGAINST” Mr. Timyan’s proposal for reasons stated within the enclosed proxy statement.

It is particularly important that you be represented by proxy at the Annual Meeting regardless of the number of shares you own. Therefore, if you are unable to attend for any reason, you are strongly encouraged to return a completed WHITE PROXY CARD in the form distributed along with the enclosed Notice of Meeting and Proxy Statement. If you have any questions regarding the Annual Meeting or the enclosed proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by RETURNING the enclosed WHITE PROXY CARD. Your vote by proxy will ensure your representation and support at the Annual Meeting regardless of whether or not you attend in person.

We appreciate your prompt attention to this matter, and your continued support of and interest in the Company.

Sincerely yours,

Chevis C. Swetman

Chairman, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS GIVEN that, pursuant to a call of its Directors, the Annual Meeting of Shareholders (“Annual Meeting”) of Peoples Financial Corporation (the “Company” or the “Corporation”) will be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 23, 2025, at 6:30 P.M., local time, for the purpose of considering and voting upon the following matters:

1.	Election of six (6) Directors to hold office for a term of one (l) year, or until their successors are elected and shall have qualified.
2.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.
3.	Advisory (non-binding) proposal to approve compensation of the named executive officers as set forth under the heading “Compensation of Directors and Executive Officers.”
4.

Advisory (non-binding) resolution that, with regard to frequency of a non-binding shareholder vote to approve the compensation of the named executive officers of the Company, such non-binding shareholder vote will occur every 1, 2 or 3 years.

5.

Advisory (non-binding) resolution proposed by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company, if properly presented at the annual meeting.

6.    Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Only those shareholders of record at the close of business on March 5, 2025, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

The Company’s Board of Directors (“Board”) has the best mix of skills to lead your Company forward as it is a diverse group of experienced director nominees with strong credentials and relevant industry expertise who will work together constructively to execute the Company’s strategic plan for delivering shareholder value. Your Board is pleased to nominate for election as directors the six (6) persons named in Proposal 1 in the attached proxy statement and identified as the Company nominees on the enclosed WHITE proxy card, who are as follows: Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman III, and Chevis C. Swetman.

The Company has received notice from Joseph Stilwell and a group of funds he controls, including Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC (collectively, the “Stilwell Group”) that they intend to nominate Stewart F. Peck to stand for election as a director at the Annual Meeting in opposition to the nominees recommended by the Company’s Board. After careful consideration, the Board does not endorse the election of the Stilwell Group nominee for director and recommends that you vote “FOR” each of the Company’s six (6) director nominees instead on the enclosed WHITE PROXY CARD.

You may receive proxy solicitation materials from the Stilwell Group or other persons or entities affiliated with the Stilwell Group, including an opposition proxy statement or [•] proxy card. The Board urges you to disregard such materials. The Company is not responsible for the accuracy of any information provided by or relating to the Stilwell Group or Stewart F. Peck contained in solicitation materials filed or disseminated by or on behalf of the Stilwell Group, or any other statements the Stilwell Group may otherwise make. The Stilwell Group chooses which of the Company’s shareholders will receive its proxy solicitation materials. Therefore, you may or may not receive those materials depending on what the Stilwell Group decides.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Even if you have previously signed a [•] proxy card sent to you by or on behalf of the Stilwell Group, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted.

We urge you to disregard any [•] proxy card sent by or on behalf of the Stilwell Group or any person other than the Company. Voting to “WITHHOLD” your vote with respect to Stewart F. Peck on [•] any  proxy card that is delivered to you on behalf of the Stilwell Group is not the same as voting for the Company’s director nominees, because a vote to “WITHHOLD” with respect to Stewart F. Peck on a [•] proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S SIX (6) DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD, WHO ARE AS FOLLOWS: RONALD G. BARNES, PADRICK D. DENNIS, JEFFREY H. O’KEEFE, PAIGE REED RILEY, GEORGE J. SLIMAN III, AND CHEVIS C. SWETMAN. YOUR BOARD URGES YOU NOT TO VOTE FOR STEWART F. PECK AND NOT TO SIGN OR RETURN ANY [•] PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE STILWELL GROUP.

If your shares are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with the Stilwell Group’s proxy materials, they may not vote your shares with respect to: (i) the election of the Company’s nominees (Proposal 1), (ii) to approve on an advisory basis the Company’s executive compensation (Proposal 3), (iii) to vote on the frequency of future stockholder advisory votes on the Company’s named executive officer compensation, or (iv) on the resolution prepared by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company. Even if your broker, bank or other nominee does not provide you with the Stilwell Group’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Approval of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025).

Proposals 1, 3, 4 and 5 are considered non-routine matters.  For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on

April 23, 2025

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting, form of Proxy and 2024 Annual Report to Shareholders, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement, form of Proxy and 2024 Annual Report to Shareholders are available at the following website address: http://www.AALvote.com/PFBX. In accordance with the SEC rules, the materials on the site are searchable, readable and printable, and the site does not have “cookies” or other tracking devices which identify visitors.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. THE PROXY ALSO MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY EXECUTION OF A SUBSEQUENTLY DATED PROXY.

By Order of the Board of Directors

March [•], 2025	Chairman, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

I.General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of Peoples Financial Corporation (the “Company” or the “Corporation”) of Proxies for the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 23, 2025, at 6:30 P.M., local time, and any adjournment thereof, for the purposes stated in the foregoing Notice of Annual Meeting of Shareholders.

The mailing address of the principal executive offices of the Company is P.O. Box 529, Biloxi, Mississippi 39533-0529. The Notice of Annual Meeting, Proxy Statement, form of Proxy and 2024 Annual Report to Shareholders will be mailed to shareholders of record on or about March [•], 2025.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE COMPANY’S NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO VOTE FOR STEWART F. PECK, NOMINEE OF THE STILWELL GROUP, AND NOT TO SIGN OR RETURN OR VOTE ANY [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP.

Shareholders of record of the Company’s Common Stock, par value $1.00 per share (the “Common Stock”), at the close of business on March 5, 2025 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, the Company had outstanding [•] shares entitled to vote at the Annual Meeting. A majority of the outstanding shares constitutes a quorum. Each share of Common Stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting for shareholder approval. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Actions on all other matters are approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions, which include broker non-votes, or votes withheld from a nominee for the Board, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the matters to be voted upon.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his or her Proxy (l) by revoking it in person at the Annual Meeting, (2) by written notification to the Secretary of the Company which is received prior to the exercise of the Proxy, or (3) by a subsequent Proxy presented to the Secretary of the Company prior to the exercise of the Proxy.

All properly executed WHITE Proxies, if not subsequently revoked, will be voted as directed. Except for shares held by the Employee Stock Ownership Plan or the 401(k) Plan of the Company, which are to be voted as described under Sections V and VI of this Proxy Statement, if no direction is indicated on properly executed WHITE Proxies for any Proposal, the Proxies will be voted on signed but unmarked proposals as follows: (i) “FOR” the Company’s nominees listed in Item 1; (ii) “FOR” approval of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 in Item 2; (iii) “FOR” approval on an advisory basis of the Company’s executive compensation in Item 3; (iv) “3 years” with respect to the frequency of future stockholder advisory votes on the Company’s named executive officer compensation; and (v) “AGAINST” the resolution prepared by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company.

If any properly executed WHITE Proxies are marked to vote for a number of nominees in Proposal 1 that is less than six (6), the Proxies will only be voted “FOR” those nominees so marked. If any properly executed WHITE Proxy is marked to vote “FOR” more than six (6) nominees in Proposal 1, all of the votes on Proposal 1 related to such Proxy will be invalid and will not be counted, even if the votes related to that Proxy will be counted on Proposals 2, 3, 4 and 5.  A vote to “WITHHOLD” or “ABSTAIN” is not a vote cast and will have no effect on the validity of an executed Proxy but, as described further herein, will be counted for the purposes of establishing a quorum for the meeting and may revoke a previously submitted Proxy.  As for your votes on Proposals 3, 4, and 5, because they are advisory, they will not be binding on the Company or the Board of Directors.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

However, the Compensation Committee and Board of Directors will take into account the voting results when considering future executive compensation arrangements and other strategic decisions for the Company.

The cost of soliciting proxies will be borne by the Company. The Company has retained Alliance Advisors, LLC (“Alliance”) to aid in the solicitation of proxies in conjunction with the Annual Meeting and will pay a base fee of $25,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services. Alliance expects that approximately 20 of its employees will assist in the solicitation. Our directors, director nominees and certain executive officers named in Annex A may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors or employees for such services.

Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s Common Stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

You may receive solicitation materials from Joseph Stilwell and a group of funds he controls, consisting of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC (collectively, the “Stilwell Group”). These materials may include proxy statements and [•] proxy cards seeking your proxy to vote for Stewart F. Peck, the Stilwell Group’s nominee for election to the Board. The Company is not responsible for the accuracy of any information provided by, or relating to, the Stilwell Group or Stewart F. Peck contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make. The Stilwell Group chooses which of the Company’s shareholders will receive its proxy solicitation materials. The Board does NOT endorse the Stilwell Group’s nominee, Stewart F. Peck, and urges you NOT to vote for Stewart F. Peck and NOT to sign or return or vote any proxy card sent to you by the Stilwell Group. If you have already voted using a [•] proxy card sent to you by the Stilwell Group, you can revoke it by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by signing, dating and mailing the enclosed universal WHITE proxy card in the envelope provided.

Even if you would like to vote for the nominee of the Stilwell Group Stewart F. Peck, we strongly recommend you use the Company’s WHITE proxy card to do so. Only your latest dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. Voting to “WITHHOLD” with respect to the nominee of the Stilwell Group, Stewart F. Peck, on a [•] proxy card sent to you by the Stilwell Group is NOT the same as voting for the Company’s nominees because a vote to “WITHHOLD” with respect to Stewart F. Peck on the [•] proxy card of the Stilwell Group will revoke any proxy you previously submitted. For example, this means that if you have submitted a WHITE proxy voting “FOR” the nominees recommended by the Board but later submit a [•] proxy withholding your vote from the nominee of the Stilwell Group, Stewart F. Peck, your prior vote on the WHITE proxy card in favor of the nominees recommended by the Board will not be counted. If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

As a result of the actions by the Stilwell Group, we estimate we may incur approximately $350,000 of additional expense in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees for the tabulations of votes submitted by participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan of the Company, printer costs incurred in connection with the preparation and filing of preliminary proxy materials to be reviewed by the SEC and the preparation of additional solicitation materials, and the fees of Alliance, of which we estimate that approximately $25,000 of expense has been incurred to date. However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by the Stilwell Group in connection with this proxy contest.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a Proxy?

A proxy is a written authorization that you give to someone else prior to a meeting of shareholders to vote shares on your behalf under your instructions at the meeting. This way, you can vote your shares without attending the Annual Meeting in person. For shareholders that complete a WHITE proxy card sent by the Company, the Company has selected Chevis C. Swetman and Jeffrey H. O’Keefe, as persons designated as proxies, and each of them acting singly, to vote your shares in accordance with your instructions for the Annual Meeting, for all proposals submitted to shareholders in connection with the Annual Meeting with full power of substitution and to authorize and direct proxyholders to vote at the Annual Meeting and act on other business, all as recommended by the Board.

Why am I receiving this proxy statement?

The Board of the Company is soliciting your proxy for use at the Company’s Annual Meeting to be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 23, 2025, at 6:30 P.M., local time and at such other meeting upon any postponements or adjournments thereof. Only holders of record of shares at the close of business on March 5, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or such other meeting upon any adjournments or postponements thereof. As of the Record Date, there were [•] Common Shares issued and outstanding, and entitled to vote, as further described in this Proxy Statement.

We intend to mail these proxy materials, including the WHITE proxy card, on or about March [•], 2025, to all shareholders of record entitled to vote at the Annual Meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

What proposals are to be presented at the Annual Meeting and what are the Board’s voting recommendations?

As described in further detail later in this proxy statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals. The Board’s recommendation on each of the proposals is indicated below.

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
PROPOSAL 1	Election of six nominees for director for a term to end as of the 2026 annual meeting and until their successors are duly elected and qualified	FOR ALL COMPANY DIRECTOR NOMINEES	[•]

PROPOSAL 2	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR	[•]

PROPOSAL 3

Advisory Vote on Compensation of Executive Officers.  Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Compensation Committee will take into account the voting results when considering future executive compensation arrangements.

	FOR	[•]

PROPOSAL 4

Advisory Vote on Frequency (every 1, 2 or 3 years) of a Vote to Approve the Compensation of Executive Officer.  Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Compensation Committee will take into account the voting results when considering future executive compensation arrangements.

	3 YEARS	[•]

PROPOSAL 5

Advisory Vote on Shareholder Resolution of Philip J. Timyan Recommending the Board of Directors Take All Necessary Steps to Promptly Sell the Company.  Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Board of Directors will take into account the voting results when considering future strategic decisions.

	AGAINST	[•]

The Board strongly urges you NOT to sign or return any [•] proxy card sent to you by the Stilwell Group.

As of the date of the Notice of Annual Meeting, we knew of no other matters to be presented at the Annual Meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

How do I vote?

The Company encourages shareholders to fill out and return the enclosed universal WHITE proxy card or vote by proxy via telephone or the Internet as instructed on your universal WHITE proxy card in advance of the Annual Meeting, even if you plan to attend the Annual Meeting.

What is the required vote to approve each proposal?

For the election of directors, since there are more director nominees standing for election than Board seats to be filled, the six (6) nominees receiving the highest number of “FOR” votes will be elected, provided that a quorum is present for the Annual Meeting, in person or by proxy. Although the Company believes it is unlikely to occur, to the extent that a quorum is not present, in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), a majority of the shares represented in person or by proxy may adjourn the Annual Meeting from time to time without further notice, and any business may be transacted at such adjourned Annual Meeting which might have been transacted at the meeting originally notified, so long as a quorum is present at the adjourned Annual Meeting. Until qualified successor directors are elected at a meeting where a quorum is present, in person or by proxy, the current directors for those seats will remain in office as holdover directors.

The other proposals will be decided by the affirmative vote of a majority of votes cast at the Annual Meeting, provided that a quorum is present, in person or by proxy. For all proposals being voted upon, abstentions and broker non-votes, if any, will not count as votes cast and, therefore, will have no effect on the outcome of these proposals, even though they may be counted for the purposes of establishing a quorum.

How many shares must be present to conduct the Annual Meeting?

Pursuant to our Bylaws, a majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are counted as present in determining whether the quorum requirement is satisfied. A broker non-vote, as further explained below, occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

If your shares are registered in your name on the Record Date, you are a shareholder of record. When you properly vote in accordance with the instructions provided on the proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your bank, broker or other nominee (herein referred to generally as a “Broker”), which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in “street name.” Your Broker is the shareholder of record for your shares. As the holder of record, only your Broker is authorized to vote or grant a proxy for your shares. If your shares are held in “street name,” you should follow the instructions on your voting instruction form and provide specific instructions to your Broker on how to vote the shares they hold for you.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

What is a “Broker Non-Vote”?

A broker non-vote occurs when a Broker submits a proxy on behalf of a beneficial owner for the Annual Meeting but does not vote on a particular proposal because such Broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes (like abstentions and withheld votes) will be counted as present for purposes of determining a quorum. Your Broker may not vote your shares at the Annual Meeting with respect to the following proposals without your voting instructions: the election of the Company’s nominees; approval of the Company’s executive compensation; the frequency of future stockholder advisory votes on the Company’s named executive officer compensation; and the resolution prepared by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company.

Even if your Broker does not provide you with the Stilwell Group’s proxy materials, such Broker has the discretion to vote your shares on “routine” matters without your voting instructions, but not on non-routine matters such as Proposals 1, 3, 4, or 5. Routine matters include only Proposal 2 (Ratification of the appointment of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025).  All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore Brokers will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting.

Therefore, it is important that you instruct your Broker how to vote your shares. We encourage you to instruct your Broker to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.  As to Proposals 3, 4 and 5, because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Compensation Committee and Board of Directors will take into account the voting results when considering future executive compensation and other strategic decisions.

If you are a shareholder of record with respect to shares on the Record Date, you may vote by one of the following four options:

●	Vote via the Internet. Go to the web address specified on the enclosed WHITE proxy card and follow the instructions indicated on the site. Your vote by Internet authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.
●	Vote by Telephone. On a touch-tone phone, dial the number indicated on the enclosed WHITE proxy card and follow the voice prompts. Have your WHITE proxy card available for reference when you call and follow the voting instructions to vote your shares. Your vote by telephone authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.
●	Vote by Proxy Card. Complete, sign and date the enclosed WHITE proxy card and return it in the postage pre-paid envelope provided.
●	Vote in Person. Complete, sign and date a ballot at the Annual Meeting.

If you submit a WHITE proxy card to us without indicating instructions with respect to specific proposals, we will vote your shares consistent with the recommendations of our Board stated in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, then the persons named as the Company’s designated proxies will be voted as determined by the Board.

Even if you plan to attend the Annual Meeting in person, we encourage you to vote your shares in advance via the Internet, by telephone or by signing, dating and returning your WHITE proxy card.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

If your shares are held by a Broker in “street name,” please follow the instructions you receive from your Broker to vote your shares. You may need to contact your Broker to determine whether you will be able to vote electronically via the Internet or by telephone. If you wish to vote in person at the Annual Meeting you must provide an executed proxy from your Broker indicating that you were the beneficial owner of your shares on the Record Date, and that such Broker is giving you its proxy to vote such shares.

If you return your proxy by mail, please ensure you leave enough time for your proxy to be mailed and received by the inspector of election. Also note that if your shares are held through a Broker, such entity may have even earlier deadlines by which to submit your vote. Please follow their instructions accordingly.

Whether or not you plan to attend the Annual Meeting, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting even if you cannot attend the meeting.

We are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the Annual Meeting and vote your shares in person.

Will other candidates be nominated for election as directors at the Annual Meeting in opposition to the Company’s nominees?

Yes. The Stilwell Group has notified the Company that it intends to nominate Stewart F. Peck for election to the Board at the Annual Meeting in opposition to the nominees recommended by the Board. The Board unanimously recommends you vote on your WHITE proxy card “FOR” each of the six (6) nominees proposed by the Company’s Board and strongly urges you not to sign or return any [•] proxy card sent to you by the Stilwell Group or vote for Stewart F. Peck, the Stilwell Group nominee listed on the enclosed WHITE proxy card. The Board does not endorse Stewart F. Peck or any other nominee of the Stilwell Group. If you have previously submitted a [•] proxy card sent to you by the Stilwell Group, you can revoke that proxy and vote in accordance with the Board’s recommendation by using the enclosed WHITE proxy card to vote “FOR” each of the Company’s nominees, “FOR” proposals 2 and 3, for “3 YEARS” as to proposal 4, and “AGAINST” proposal 5.

How many candidates can be elected as directors at the Annual Meeting?

The Board has determined to maintain the size of the Board at six (6) directors, and only six (6) candidates can be elected to the Board at the Annual Meeting. Since there are more director nominees standing for election than Board seats to be filled, the six (6) nominees receiving the highest number of “FOR” votes will be elected, provided that a quorum is present at the Annual Meeting, in person or by proxy. As such, the Board does not endorse Stewart F. Peck, the nominee of the Stilwell Group, and unanimously recommends that you vote “FOR” each of the nominees proposed by the Company using the WHITE proxy card accompanying this proxy statement, who are as follows: Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman III, and Chevis C. Swetman. The Board strongly urges you not to vote for Stewart F. Peck and not to sign or return the [•] proxy card sent to you by the Stilwell Group. If you have previously submitted a [•] proxy card sent to you by the Stilwell Group, you can revoke that proxy by using the enclosed WHITE proxy card to vote “FOR” each of the Company’s nominees and vote in accordance with the Board’s recommendation as to the other proposals addressed herein.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

What do I need for admission to attend the Annual Meeting?

All shareholders attending the Annual Meeting in person may be required to show valid identification. If your Common Shares are in the name of your Broker, you will also need to bring evidence of your share ownership as of the Record Date, such as a brokerage account statement which shows your holdings as of the Record Date or a copy of your voting instruction form. If you do not have valid identification or proof of your share ownership, you may not be admitted to the Annual Meeting. For security purposes, packages and bags may be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security. Shareholders whose shares are held in the name of a Broker or other nominee and who desire to vote in person at the Annual Meeting must obtain a legal proxy from their Broker.

What should I do if I receive a [•] proxy card from the Stilwell Group?

The Stilwell group has notified the Company of its intention to nominate Stewart F. Peck for election as director to the Company’s Board at the Annual Meeting in opposition to the director nominees recommended by the Board. If the Stilwell Group proceeds with its director nomination, you may receive proxy solicitation materials from the Stilwell Group, including an opposition proxy statement and a [•] proxy card. We urge you to disregard such materials. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Stilwell Group or any other statements that it may otherwise make.

The Company’s Board does not endorse Stewart F. Peck or any other nominee of the Stilwell Group, and unanimously recommends that you disregard any [•] proxy card or solicitation materials that may be sent to you by the Stilwell Group. Voting to “WITHHOLD” with respect to the Stilwell Group’s nominee, Stewart F. Peck, on its [•] proxy card is NOT the same as voting “FOR” the Company’s nominees, because a vote to “WITHHOLD” with respect to the Stilwell Group’s nominee on its [•] proxy card will revoke any proxy you previously submitted. If you have already voted using the [•] proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote?” below. If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

What if I return a WHITE proxy card but do not make specific choices?

If you return a signed and dated WHITE proxy card without marking any voting selections, your shares will be voted “FOR” each of the Company’s six (6) nominees for director, “FOR” ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025, “FOR” advisory vote on compensation of executive officers, for “3 YEARS” as to the advisory vote on the frequency of future stockholder advisory votes on the Company’s named executive officer compensation, and “AGAINST” the resolution prepared by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company.  If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares as the proxy decides, to the extent authorized under rule 14a-4(c) under the Securities Exchange Act of 1934.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Can I change my vote?

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

●	submitting a valid, later dated proxy card in a timely manner that is received no later than the time of the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 23, 2025;
●	submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 23, 2025);
●	giving written notice of such revocation to the Company’s corporate secretary, which written notice is received prior to the time of the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 23, 2025; or
●	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not by itself revoke a proxy without also voting).

If your shares are held by a Broker in “street name” and you wish to revoke a proxy, you should contact your Broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting to revoke an earlier proxy if you provide an executed proxy from your Broker indicating that you were the beneficial owner of the shares on the Record Date, and that such Broker is giving you its proxy to vote the shares.

If you submit more than one proxy, only the latest dated validly executed proxy that you submit will count.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted rules requiring the use of a universal proxy card in contested director elections (the “UPC Rules”). The UPC Rules are applicable to the Annual Meeting. Like last year, nominees from both the Company and the Stilwell Group will be included in the universal proxy card to be provided by both the Company and the Stilwell Group. The Company’s Board unanimously recommends that you use the WHITE universal proxy card and vote “FOR” each of the six (6) nominees proposed by the Company and not vote for Stewart F. Peck, the nominee of the Stilwell Group.

What is an under vote and over vote and how does each impact the universal proxy card?

“Under votes” mean instances in which a shareholder returns a marked universal proxy card in a director election contest but does not exercise a vote with respect to all six (6) seats up for election at the Annual Meeting. “Over votes” mean instances in which a shareholder returns a universal proxy card in a director election but marks votes “FOR” more than the six (6) seats up for election at the Annual Meeting.

What happens if I return a WHITE proxy card but give voting instructions for less than six (6) candidates?

An “under vote” occurs when a shareholder submits less votes “FOR” director nominees than the six (6) Board of Director seats up for election. To the extent an under vote (e.g., voting “FOR” with respect to fewer than six (6) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, the shares will only be voted “FOR” those nominees you have so marked and any remaining votes on Proposal 1 shall not be voted.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

What happens if I return a WHITE proxy card but give voting instructions for more than six (6) candidates?

An “over vote” occurs when a shareholder submits more votes “FOR” director nominees than there are Board of Director seats up for election. To the extent an over vote (e.g., voting “FOR” with respect to more than six (6) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, all of such record holder’s votes on Item 1 regarding nominees will be invalid and will not be counted. However, if you vote “WITHHOLD” with respect to one director nominee and vote “FOR” each of the other director nominees, you will be considered as having voting “FOR” only six (6) nominees, and your submitted vote will be counted and will not be considered an “over vote.” A vote to “WITHHOLD” is not a vote cast and will have no effect on the validity of an executed Proxy but, as described further herein, will be counted for the purposes of establishing a quorum for the meeting and may revoke a previously submitted Proxy.

If I want to vote for the Stilwell Group’s nominee, can I use the WHITE proxy card?

Yes, if you would like to vote for the Stilwell Group’s nominee, Stewart F. Peck, we strongly recommend that you use the Company’s WHITE proxy card to do so.

What happens if the Stilwell Group withdraws or abandons its solicitation or fails to comply with the UPC Rules and I already granted proxy authority in favor of the Stilwell Group?

Shareholders are encouraged to submit their votes on the WHITE proxy card. If the Stilwell Group withdraws or abandons its solicitation or fails to comply with the UPC Rules after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE proxy card.

If the Stilwell Group withdraws or abandons its solicitation or fails to comply with the UPC Rules, any votes cast in favor of the Stilwell Group’s nominee will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or the Stilwell Group’s [•] proxy card. Under these circumstances, your Proxy will be voted for all six (6) of the Company’s nominees.

Who will count the votes?

All votes will be counted by First Coast Results, Inc., an independent inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (if any).

How can I find out the results of the voting at the Annual Meeting?

We expect to report the preliminary voting results of the Annual Meeting within four business days following the Annual Meeting in a Current Report on Form 8-K. Once the independent inspector of election has determined the final voting results of the Annual Meeting, we will file an amendment to the Current Report on Form 8-K reporting the final voting results within four business days following such determination.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Who will pay the costs of solicitation?

The Company will pay all expenses in connection with the solicitation of its proxies for the Annual Meeting. To aid in the solicitation of proxies in conjunction with the Annual Meeting, the Company has retained Alliance Advisors, LLC (“Alliance”) and will pay a base fee of $25,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services. Alliance expects that approximately 20 of its employees will assist in the solicitation. Our directors, Company director nominees and certain executive officers named in Annex A may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors or employees for such services. Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s Common Stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

As a result of the actions by the Stilwell Group, we estimate we may incur approximately $350,000 of additional expense in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees for the tabulations of votes submitted by participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan of the Company, printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees of Alliance, of which we estimate that approximately $25,000 of expense has been incurred to date. However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by the Stilwell Group in connection with this proxy contest.

Certain additional information about the participants in the solicitation is set forth in Annex A to this proxy statement, Additional Information Regarding Participants in the Solicitation.

Why did I receive multiple copies of the WHITE proxy card and proxy materials?

If you receive more than one package of our proxy materials including the WHITE proxy card, it may mean that you have multiple accounts holding your Common Shares. These may include: accounts with our transfer agent, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, and accounts with a Broker. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on the WHITE proxy card and any voting instruction card from your Broker that you received to ensure that all of your shares are voted.

How can I get assistance with questions relating to the proxy or voting?

If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors, director nominees and certain executive officers named in Annex A are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and executive officers who may be deemed to be Participants in the solicitation, please see “Item 1: Election of Directors” on page [•] of this Proxy Statement, “Ownership of Equity Securities by Directors and Executive Officers” on page [•] of this Proxy Statement, and Annex A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employees of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

The six (6) directors recommended by the Company’s Board for election at the Annual Meeting are listed and designated as nominees of the Company on the WHITE PROXY CARD accompanying this proxy statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board. All nominees recommended by the Board were elected as directors at the Company’s 2024 Annual Meeting of Shareholders (“2024 Annual Meeting”).

YOU MAY HAVE ALREADY RECEIVED A COMMUNICATION FROM THE STILWELL GROUP ASKING YOU TO RETURN THEIR [•] PROXY CARD. THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Stewart F. Peck, the nominee of the Stilwell Group, by signing and returning the [•] proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

If you have already returned the [•] proxy card from the Stilwell Group, you may change your vote by promptly signing, dating and returning the enclosed WHITE PROXY CARD or by voting by internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

If any other matters do come before the Annual Meeting, the persons named in the accompanying Proxy or their substitute will vote your shares as the proxy decides, to the extent authorized under rule 14a-4(c) under the Securities Exchange Act of 1934.

Proxy Contest and Shareholder Proposal

Joseph Stilwell and a group of funds he controls, including Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC ( collectively, the “Stilwell Group”) has notified the Company that it intends to nominate Stewart F. Peck for election as a director at the Annual Meeting. Accordingly, there may be seven (7) nominees for election to the Board, but only six (6) nominees will be elected. The Stilwell Group also reserves the right to nominate additional or alternate nominees for election to the Board at the Annual Meeting; however, according to the bylaws of the Company, an alternate nominee may only serve as a nominee for election as a director if Stewart F. Peck withdraws from consideration due to circumstances that are reasonably outside of the control of Stewart F. Peck and the Stilwell Group. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

Additionally, Philip J. Timyan, another shareholder of the Company, has proposed a shareholder resolution recommending that the Board of Directors take all necessary steps to promptly sell the Company. While this resolution is merely precatory and non-binding on the Board of Directors, Rule 14a-8 implementing the Securities Exchange Act of 1934 requires the Company to include the proposed resolution on the proxy card it is sending you this year as well.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

The Board of the Company has decided not to object to the nomination of Stewart F. Peck or the shareholder proposal of Philip J. Timyan, and to and to allow each to proceed while reserving all rights with respect to the Annual Meeting and the requirements for stockholder nominations according to the Company’s bylaws, including but not limited to the right of the Board to require more information from the Stilwell Group to determine the sufficiency of its notice, as well as the right to determine, within the reasonable discretion of the Board or its designated committees, that the notice of the Stilwell Group, as supplemented, has not been made in accordance with the Company’s bylaws. The Stilwell Group filed definitive proxy materials with the SEC on [•] that will be sent to shareholders in order to solicit proxies in support of its candidate.

Election of the Stilwell Group’s candidate, Stewart F. Peck, and approval of Mr. Timyan’s shareholder proposals are NOT supported by our Board. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group, Stewart F. Peck, Philip J. Timyan, or his proposal contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group, Stewart F. Peck, and Philip J. Timyan or any other statements that the Stilwell Group, Stewart F. Peck, or Philip J. Timyan may otherwise make.

Nonetheless, we urge you to vote for the six (6) nominees of the Company recommended by the Board and to vote “AGAINST” the resolution proposed by Mr. Timyan, by voting via the Internet or by telephone by following the instructions on the WHITE PROXY CARD or by completing the attached WHITE PROXY CARD and returning it in the enclosed postage-paid envelope. The Board recommends that you: (i) DO NOT vote for Stewart F. Peck, the nominee of the Stilwell Group, on the enclosed WHITE PROXY CARD, (ii) vote “AGAINST” the resolution proposed by Philip J. Timyan, and (ii) DO NOT sign or return any proxy card that may be sent to you by the Stilwell Group, Philip J. Timyan, or anyone else. Voting against another person’s nominees or proposals on a proxy card sent to you by that person is not the same as voting for the Company’s nominees or recommendations on the Company’s proxy card, because a vote against another person’s nominees or proposals on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted the [•] proxy card to the Stilwell Group, we urge you to revoke that proxy by voting in favor of the Company’s nominees by using the enclosed WHITE PROXY CARD. Only the latest validly executed proxy that you submit will be counted.

II. Management Proposals

Item 1: Election of Directors

The following nominees have been designated by the Nominating Committee and are proposed by the Board for election at the Annual Meeting: Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman III, and Chevis C. Swetman. The shares represented by properly executed WHITE Proxies will be voted in favor of these persons unless contrary instructions are provided. Each share of Common Stock entitles the record holder thererof to one vote upon each matter to be voted on at the Annual Meeting. Shares for which the holder has elected to withhold the vote (including broker non-votes) on a matter will count as shares present for purposes of determining a quorum but will not be included in determining the number of votes cast with respect to a matter. Should any of these nominees be unable to accept the nomination, the shares voted in favor of the nominee will be voted for such other person, if any, as the Board shall nominate. Nevertheless, all nominees of the Company have advised the Board that they are able and willing to serve as directors. Each director is elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

At its meeting on February 26, 2025, the Board of the Company, in accordance with the bylaws of the Company, resolved that, as of the election of the Board at the Annual Meeting and for the period following, the number of individuals serving on the Board of the Company shall be six (6). Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Therefore, a person nominated, whether by the Board of the Company or the Stilwell Group, will be elected to the Board of the Company if he or she receives enough “For” votes in order to rank in the top six of those nominated for election to the Company’s Board.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU TO (A) NOT VOTE FOR STEWART F. PECK, THE NOMINEE OF THE STILWELL GROUP, ON THE ENCLOSED WHITE PROXY CARD, AND (B) NOT SIGN OR RETURN ANY [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Stewart F. Peck, the nominee of the Stilwell Group by signing and returning the [•] proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

A majority of the persons nominated by the Company are independent as defined in the OTCQX listing standards. No family relationship exists between any director, executive officer or person nominated by the Company to become a director, except that Chevis C. Swetman, Chairman, President and Chief Executive Officer of the Company, is the father of A. Tanner Swetman, an executive officer of the Company.

None of the persons nominated by the Company held directorship at any time during the past five years at a registered investment company or at any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of the Exchange Act, with the exception of the Company.

Ronald G. Barnes

Mr. Barnes, age 61, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2017. His principal residence is in Vancleave, MS. He earned his Bachelor of Science in Business Administration with an emphasis in Marketing Management from the University of Southern Mississippi. Mr. Barnes joined Coast Electric Power Association, headquartered in Hancock County, MS, in 1995, holding several key management positions until he was named President and Chief Executive Officer in 2017, a position he currently holds. Mr. Barnes was also named President and Chief Executive Officer of CoastConnect, LLC, a wholly-owned subsidiary of Coast Electric Power Association designed to bring fiber to the premises internet services throughout the Mississippi Gulf Coast in 2020. He holds numerous leadership positions in professional, civic and charitable organizations on both a local and state level and has received recognition for his service and leadership skills. The Company believes that Mr. Barnes’ qualifications to serve on the Board include his executive leadership and management experience.

Padrick D. Dennis

Mr. Dennis, age 40, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2018. His principal residence is in Gulfport, MS. He earned his Bachelor of Arts and Bachelor of Science with an emphasis in Accounting and Business Administration from Washington & Lee University. Mr. Dennis earned a Juris Doctor from the University of Mississippi School of Law. Mr. Dennis joined Specialty Contractors and Associates, Inc. in 2010 as a Project Manager and in 2014 was named Vice-President of Construction and Operations, a position he currently holds. Mr. Dennis is involved in several community and civic organizations, including serving as a member of the Board of Directors for Court Appointed Special Advocates of South Mississippi, and is a committee member on the Coast Electric Power Association Advisory Committee and the Coast Electric Community Trust Committee. The Company believes that Mr. Dennis’s qualifications to serve on the Board include his executive leadership, legal and financial experience.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Jeffrey H. O’Keefe

Mr. O’Keefe, age 68, has served as an independent director of the Company since 2011 and of the Bank since 1986. His principal residence is in Biloxi, MS. Mr. O’Keefe earned his Bachelor of Science in Business Administration from the University of Southern Mississippi. He has been with Bradford-O’Keefe Funeral Homes, Inc. since 1970 and served as its President from 1983 until 2017, at which time he was named Chief Executive Officer, a position he currently holds. During his career, he has engaged with industry leaders in study groups where business valuations, comparisons and dissections inclusive of compensation and financing methodologies were performed. He has and continues to hold leadership positions with a number of professional, community and civic organizations. The Company believes that Mr. O’Keefe’s qualifications to serve on the Board include his executive leadership, management experience and wealth of personal relationships within the communities of the Mississippi Gulf Coast.

Paige Reed Riley

Ms. Riley, age 64, has served as an independent director of the Company since 2021 and of the Bank since 2018. Her principal residence is in Ocean Springs, MS. She attended Mississippi Gulf Coast Community College with a concentration in management and marketing. Ms. Riley is the owner of Hillyer House, a local gallery which has been in her family since 1970. Under her leadership, Hillyer House has grown into a nationally recognized, award-winning gallery featuring exceptional works of art from local, regional and national artists. She has held leadership positions with a number of professional, community and civic organizations. The Company believes that Ms. Riley’s qualifications to serve on the Board include her executive leadership, management experience and success as a small business owner as well as her involvement with the local tourism industry within the market areas of the Company and the Bank.

George J. Sliman, III

Mr. Sliman, age 65, has served as an independent director of the Company since 2019 and of the Bank since 2018. His principal residence is in Ocean Springs, MS. He graduated from Springhill College and earned a Master of Business Administration degree from the Wharton School of Business at the University of Pennsylvania. He was employed for several years with an international accounting firm and is a retired Certified Public Accountant. Mr. Sliman was named a Director of SunStates Holdings, Inc., a privately held real estate investment company, in 2001, and in 2007 was named President of that company. He is also currently a Director, Vice-President and Chief Financial Officer of SunStates Management Corp., an entity that specializes in the leasing, management and development of multi-family properties. He is also general partner and managing member of several privately held investment entities. He has held numerous leadership positions with community and civic organizations. The Company believes that Mr. Sliman’s qualifications to serve on the Board include his executive leadership, management and financial and accounting experience.

Chevis C. Swetman

Mr. Swetman, age 77, has served as a director of the Company since 1984 and of the Bank since 1975. His principal residence is in Biloxi, MS. He has served as Chairman of the Company since 1994. Mr. Swetman is President and Chief Executive Officer of the Company and the Bank and has been employed with the Bank since 1971. He earned a Bachelor of Science in Finance and a Master of Business Administration from the University of Southern Mississippi. Mr. Swetman is also a veteran of the U.S. Army. During his career, he held numerous leadership positions, including on numerous banking, economic and community boards on a local and state-wide capacity. In addition to his role with the Company, Mr. Swetman has been recognized numerous times for his leadership in professional, civic and community organizations. The Company believes that Mr. Swetman’s qualifications to serve on the Board encompasses his more than 53 years of experience in banking, including serving as Chairman for 30 years.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE BY USING THE ENCLOSED UNIVERSAL WHITE PROXY CARD.

The Stilwell Group has provided the Company notice that it intends to nominate Stewart F. Peck for election as a director at the Annual Meeting. As a result, the election of directors is considered a contested election, meaning the six (6) nominees receiving the largest pluralities of the votes cast will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU DISREGARD ANY [•] PROXY CARD THAT MAY BE SENT TO YOU BY THE STILWELL GROUP. VOTING TO “WITHHOLD” WITH RESPECT TO STEWART F. PECK, THE STILWELL GROUP’S NOMINEE, ON ITS [•] PROXY CARD IS NOT THE SAME AS VOTING “FOR” THE COMPANY’S BOARD OF DIRECTOR NOMINEES, BECAUSE A VOTE TO “WITHHOLD” WITH RESPECT TO THE STILWELL GROUP’S NOMINEE ON ITS [•] PROXY CARD WILL REVOKE ANY PREVIOUS PROXY SUBMITTED BY YOU. IF YOU HAVE ALREADY VOTED USING A [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP, YOU CAN REVOKE IT BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD TO VOTE VIA THE INTERNET OR BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LAST-DATED PROXY WILL COUNT, AND ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE AT THE ANNUAL MEETING.

For example, this means that if you have submitted a WHITE proxy voting “FOR” the nominees recommended by the Board but later submit a [•] proxy withholding your votes from Stewart F. Peck, the nominee of the Stilwell Group, your prior vote in favor of the nominees recommended by the Board will not be counted.

If you mark a vote on the WHITE proxy with respect to less than six (6) nominees in Proposal 1, it will be an “under vote” in which your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than six (6) nominees, it will be an “over vote” in which all of your votes on Proposal 1 will be invalid and will not be counted. However, if you vote “WITHHOLD” with respect to one director nominee and vote “FOR” each of the other director nominees, you will be considered as having voting “FOR” only six (6) nominees, and your submitted vote will be counted and will not be considered an “over vote.”

Although the Company is required to include all nominees for election on its universal WHITE proxy card, for additional information regarding the Stilwell Group’s nominee, Stewart F. Peck, and any other related information, please refer to the Stilwell Group’s proxy statement. Even if you would like to elect Stewart F. Peck, the nominee of the Stilwell Group, we strongly recommend you use the Company’s WHITE proxy card to do so. Shareholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the universal WHITE proxy card) when filed by the applicable party with the SEC in connection with the 2025 Annual Meeting at the SEC’s website (http://www.sec.gov).

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Item 2: Appointment of Independent Registered Public Accounting Firm

Wipfli LLP (“Wipfli”) served as the independent registered public accounting firm for the Company following its acquisition of Porter Keadle Moore, LLC, in October 2019, a predecessor firm which had served as the independent registered public accounting firm for the Company since 2006. However, as announced on its Form 8-K Report filed on October 3, 2022, the Board of the Company, through its Audit Committee, conducted a competitive process to determine the Company’s independent registered public accounting firm commencing with the Company’s fiscal year ending December 31, 2023. The Audit Committee invited several independent registered public accounting firms to participate in this process, including Wipfli.

Following review of proposals from the independent registered public accounting firms that participated in the process, on September 28, 2022, upon recommendation from the Audit Committee, the Board of the Company approved the engagement of Postlethwaite & Netterville (“P&N”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023, which was ratified at the 2023 Annual Meeting.  Wipfli continued as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

Wipfli’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 31, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions between the Company and Wipfli on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Wipfli’s satisfaction, would have caused Wipfli to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 604(a)(1)(v) of Regulation S-K.

The Company was later notified that P&N combined with EisnerAmper LLP (“EisnerAmper”) (“the Practice Combination”), and independent audits previously conducted by P&N are now being conducted by EisnerAmper as a result of the Practice Combination, including the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024. Therefore, P&N effectively resigned as the Company’s independent registered public accounting firm and EisnerAmper, as the successor to P&N following the Practice Combination, now serves as the Company’s independent registered public accounting firm. On December 6, 2023, the Company’s Board of Directors approved the retention of EisnerAmper as the Company’s independent registered public accounting firm. EisnerAmper is registered with the Public Company Accounting Oversight Board.

From the date of P&N’s appointment as the Company’s independent registered public accounting firm through December 6, 2023, there were no disagreements with P&N on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved by P&N’s satisfaction, would have caused P&N to make reference to the subject matter of the disagreement in their reports on the company’s consolidated financial statement for 2023. Additionally, during the interim periods through December 06, 2023, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S- K.

The Company provided P&N a copy of the December 6, 2023 Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that P&N furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements in this Current Report. A copy of P&N’s letter to the Commission is filed as Exhibit 16.1 on Form 8-K filed on December 6, 2023.

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During the 2023 fiscal year and interim periods through December 6, 2023, the Company did not consult with EisnerAmper on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Upon recommendation of the Audit Committee, the Board of Directors has appointed EisnerAmper as auditors for the fiscal year ending December 31, 2025, subject to shareholders ratification at the Annual Meeting.

The Company has been advised that neither EisnerAmper nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures. The Board does not anticipate that representatives of EisnerAmper LLP will attend the Annual Meeting.

Although not required to do so, the Board has chosen to submit its appointment of EisnerAmper for ratification by the Company’s shareholders. It is the intention of the person named in the Proxy to vote such Proxy “FOR” the ratification of this appointment. If this proposal does not pass, the Board will reconsider the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF EISNERAMPER LLP.

Item 3: Advisory Vote on Compensation of Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations promulgated thereunder require the Company to conduct a separate shareholder vote to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. The Dodd-Frank Act further provides that this shareholder vote shall not be binding on the issuer or board of directors of an issuer and may not be construed: 1) as overruling a decision by such board of directors; 2) to create or imply any change in the fiduciary duties of such issuer or board of directors; or 3) to create or imply any additional fiduciary duties for such issuer or board of directors.

The above-referenced provisions give you as a shareholder the right to endorse or not endorse our executive compensation through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers of the Company as set forth under the heading “Compensation of Executive Officers and Directors” in Section VII in the 2025 Proxy Statement, including the compensation discussion and analysis, the compensation tables and related material.”

Because your vote is advisory, it will not be binding on the Company or the Board of Directors.  However, the Compensation Committee will take into account the voting results when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE RESOLUTION.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Item 4: Advisory Vote on Frequency of Non-Binding Shareholder Vote to Approve Compensation of Executive Officers

As discussed above, the Dodd-Frank Act and regulations promulgated thereunder require the Company to conduct a separate shareholder vote to approve compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. The Dodd-Frank Act further provides that this shareholder vote shall occur every 1, 2 or 3 years. Shareholders are entitled to cast an advisory (non-binding) vote to reflect the desired frequency of such vote as being every 1, 2 or 3 years.

The above-referenced provisions give you as a shareholder the right to vote on the frequency of future nonbinding shareholder votes to approve executive compensation.

The proxy card attached to this Proxy Statement includes four choices with regard to the desired frequency of the shareholder vote to approve executive compensation: The proxy card provides you with the ability to vote for one of the following: 1 year; 2 years; 3 years; or “Abstain”. As discussed below, it is the Board’s recommendation that the frequency of the vote be held once every three (3) years. However, you are not being asked to approve or disapprove the Board’s recommendation.

Because your vote is advisory, it will not be binding on the Company or the Board. However, the Board will take into account the voting results when scheduling future shareholder votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR HOLDING THE REQUIRED NON-BINDING SHAREHOLDER VOTE TO APPROVE EXECUTIVE COMPENSATION ONCE EVERY 3 YEARS.

III. Stockholder Proposal

In accordance with SEC Rule 14a-8, we have set forth below a non-binding stockholder proposal, along with the supporting statement of the stockholder proponent, Philip J. Timyan. As explained below in our statement of opposition, our Board unanimously recommends that you vote AGAINST the stockholder proposal.

Philip J. Timyan, has advised the Company that he is the beneficial owner of 18,456 shares of the Company’s common stock. Mr. Timyan plans to attend the annual meeting and present the below proposal.  Mr. Timyan's address is 105 Front Street, #122, Key West, Florida 33040.  All statements in the following stockholder proposal and supporting statement are the sole responsibility of Mr. Timyan, and the Company does not agree with or endorse such statements despite having to include them in this Proxy Statement in accordance with Rule 14a-8.

Stockholder Proposal

RESOLVED, that the shareholders of Peoples Financial Corporation (“PFBX”) hereby recommend that the Board of Directors take all necessary steps to promptly sell Peoples Financial Corporation.

Supporting Statement of Stockholder

Philip J. Timyan (pejt@bloomberg.net) believes that the returns on Peoples Financial Corporation’s assets have been dismal for many decades and that PFBX stockholders would be best served if the company and its assets were sold as soon as possible for the highest price available. Please vote FOR this proposal.

Board of Directors Statement in Opposition

Our Board believes that the stockholder proposal is not in the best interests of the Company and its stockholders for the reasons discussed below.

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The proposal requests the Board to take all necessary steps to promptly sell the Company without allowing the Board discretion to take necessary and appropriate steps to ensure this path would, in the Board’s business judgement, be in the best interest of the company, its stockholders and its other stakeholders.  The Board’s preferred direction for the Company may be to remain independent rather than pursue an untimely sale. In the year 2024, the Company had the highest net income in the 129 year history of our institution. Income of $21,703,000 resulted in a return on average assets of 2.65% and a return on average equity of 27.25%.

Therefore, the Board believes that actions recommended by the stockholder proposal do not place the Board in a position to properly consider all factors that may impact the interests of the Company’s stockholders. The proponent’s unwarranted focus on immediacy fails to recognize that timing is always a critical strategic factor necessitating a thoughtful evaluation of then relevant considerations. Those considerations include, but are not limited to, the following:

●	current economic and market conditions;
●	the market price of both the Company’s common stock and financial institution stocks generally;
●	other potential business opportunities that should be considered, pursued or avoided;
●	empirical data on recent business combinations;
●	the state of the market for financial institution combinations in the Company’s market;
●	acquisition pricing metrics and mark-to-market accounting adjustments in the current interest rate environment;
●	the regulatory environment and its potential impact on regulatory approval of business combinations; and
●	timing considerations concerning the pursuit of potential strategic alternatives.

As part of its strategic planning process discussed under the heading “Strategic Planning” in Section IV of this Proxy Statement, the board will evaluate these and other factors and, if appropriate, to update the Company’s strategic plan.  The Board will carefully review any potential strategic opportunities that may become available to the Company consistent with that plan and its responsibilities under the Mississippi Business Corporation Act.  The Board will also continue to conduct its oversight of the Company’s operational execution of its strategic plan and the Company’s capacity for continued performance improvement. The Board will consider and, if appropriate, pursue potential business combinations as part of that process.

The Board notes that the proponent’s assertion in his supporting statement that the returns on the Company’s assets have been dismal for many decades is simply wrong. Since the end of 2014, a decade ago, the Company has paid $7.1 million in total dividends to its stockholders and returned $7.5 million in cash to stockholders through the Company’s repurchase of 505,720 shares of its common stock as part of its capital management program.  As of November 11, 2024, the date of the proponent’s supporting statement, the closing price of the Company’s common stock was $18.01, significantly higher than the Closing Price of $12.45 at the end of 2014. For the past 4 years, the Company’s Return on Average Assets has exceeded its strategic goal of 1%, and for the year ended December 31, 2024, the Company’s return on average assets was significantly above that target at 2.65%.  In 2024, the Company was named one of the OTCQX Best 50, which was a ranking of top performing companies on the OTCQX Best Market based on the 2023 total return and average daily dollar volume growth.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

IV. Corporate Governance

General

The Company has a long-standing commitment to strong corporate governance practices. The practices provide an important framework within which our Board and Management can pursue the strategic objectives of the Company and ensure long-term vitality for the benefit of our shareholders. The cornerstone of our practices is an independent and qualified board of directors. All directors are elected annually by the shareholders, and the membership of all board committees are composed entirely of independent directors. The Company has a Code of Conduct and a Whistleblower Policy, both of which are posted on its website, www.thepeoples.com. The Company’s Code of Conduct applies to all directors, officers and employees.

Board Independence

Ms. Riley and Messrs. Barnes, Dennis, O’Keefe and Sliman are independent as defined by OTCQX listing standards. Mr. Swetman is not considered an independent director, because he is a member of our management team and receives compensation for his services to the Company.

Board Composition

The Company’s Nominating Committee Charter and bylaws define the process and criteria for selecting individuals to be nominated for election to the Board. All nominees, including those recommended by shareholders, must comply with this same process and criteria.

In accordance with the bylaws of the Company, the Board determines the size of the Board and the Nominating Committee develops a slate of nominees to stand for election at the annual meeting of shareholders. In developing the slate, the Nominating Committee considers the qualifications set forth in the Charter of the Nominating Committee and the Company’s bylaws. Minutes of all Nominating Committee meetings are maintained. The Nominating Committee reports its recommendations regarding the slate of nominees to the Board for their ratification. Once the slate is ratified, the Board instructs the President of the Company to take such actions as are required to distribute proxy materials to the shareholders in accordance with the Company’s bylaws and applicable regulatory requirements.

The bylaws of the Company requires that directors shall (1) own in his or her own right unencumbered stock in the Corporation in the amount of at least Two Hundred Dollars ($200.00) par value at the time of his or her election to the Board and continue to own such par value amount throughout his or her term; (2) not be or been subject to a cease and desist order, consent or other formal order by a state or federal regulatory agency which has been publicly disclosed within the past ten (10) years; (3) not been convicted of a crime involving dishonesty or breach of trust; (4) not be currently charged with the commission of a crime; (5) maintain a principal residence within fifty (50) miles of the main office or a branch office of the Corporation or its bank subsidiary; (6) not be a director, officer or 10% shareholder of a financial institution that has a main office or branch offices within fifty (50) miles of the main office or a branch office of the Corporation; (7) comply with all of the Corporation’s policies and procedures applicable to directors, including a requirement to maintain confidentiality of all matters discussed by the Board at its meetings; (8) not be a party to any agreement that materially limits his or her voting discretion as a director or his or her ability to discharge fiduciary duties to all directors; and (9) take and subscribe an annual oath that he or she will faithfully and diligently perform the duties of his or her office and will not knowingly violate or permit to be violated any provision of law or any requirements or qualifications listed above. All nominees have provided documentation certifying that they meet these requirements.

Further, it is the Company’s intention that the minimum qualifications for nominees be those individuals who have an understanding of the Company’s role in the local economy and who have demonstrated integrity and good business judgment. The Nominating Committee is encouraged to consider geographic and demographic diversity among candidates with financial, regulatory and/or business experience, but not so as to compromise the goal of attracting the most qualified individual candidates.

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Director Nomination

Since the Company was founded in 1984 and until 2021, there had not been a conflict or dispute regarding director nominations. However, the Stilwell Group filed with the SEC definitive proxy materials to be used to solicit votes for the election of their director nominee at the 2021, 2022, 2023 and 2024 Annual Meetings. Mr. Stilwell’s nominees for each meeting did not receive sufficient votes to be elected to the Company’s Board.

In accordance with the Company’s bylaws, any nominations made by a shareholder (“Shareholder Nominee”) shall only be made by a Person who is entitled to vote for the election of directors at a meeting of shareholders and complies with the notice procedures set forth in the bylaws, and who is a shareholder of record at each of the following times: (i) when such notice is delivered to the Secretary of the Company, (ii) on the record date for the determination of shareholders of the Company entitled to vote at the meeting, and (iii) at the time of the meeting, including any adjournment thereof (“Nominating Person”). Shareholder nominations can only be made by such persons: (i) pursuant to a timely and proper notice in writing to the Secretary of the Company that is updated or supplemented at the times and in the forms as required by the bylaws; (ii) if the individual, along with the beneficial owner(s), if different, on whose behalf the nominations are made, or anyone who may solicit votes or proxies for a Shareholder Nominee (“Supporting Persons”) and any other persons which may be Acting in Concert with, among others, a Nominating Person or Supporting Person (“Related Persons”) have acted in accordance with the bylaws and completed a Solicitation Statement fully and truthfully; (iii) if the Shareholder Nominee meets the eligibility requirements of the bylaws and submits a Director Questionnaire after completing it fully and truthfully; and (iv) if Supporting Persons and all Related Persons comply with the requirements of the Company’s bylaws as well as the Securities and Exchange Act of 1934 (“Exchange Act”) and the regulations promulgated thereunder, including but not limited to Rule 14a-19 and all other requirements of Regulation 14A (as such rule and regulations may be amended from time to time by the SEC including any SEC Staff interpretations related thereto).

A person shall be deemed to be “Acting in Concert” with another person on a shareholder nomination if: (i) such persons knowingly act or acted (whether or not pursuant to an express agreement) in concert with, or in parallel with, each other towards a common goal relating to the shareholder nomination at issue or any prior nomination presented for a vote at a shareholder meeting of the Company within 36 months prior to the date of the shareholder meeting where the nomination will be decided; (ii) each person is conscious of the other person’s conduct or intent; and (iii) at least one additional factor suggests that such Persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation of proxies after the filing of a definitive proxy statement under Section 14(a) of the Exchange Act. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

A “Solicitation Statement,” means, collectively, a written representation and agreement in the form to be provided by the Secretary upon written request of any shareholder of record within 10 days of such request that requires the Nominating Person, on behalf of themselves and all Supporting Persons, as well as all Related Persons, as applicable, to commit to: (i) deliver to holders of shares representing at least 67% of the voting power of the stock entitled to vote generally in the election of directors either (A) at least 20 calendar days before the meeting, a copy of its definitive proxy statement for the solicitation of proxies for its director candidate(s), or (B) at least 40 days before the meeting a Notice of Internet Availability of Proxy Materials that would satisfy the requirements of Rule 14a-16(d) under the Exchange Act, as such rule may be amended from time to time; (ii) comply with all requirements of the Exchange Act and the regulations promulgated thereunder, including but not limited to Rule 14a-19 and all other requirements of Regulation 14A (as such rule and regulations may be amended from time to time by the SEC, including through any SEC Staff interpretations related thereto), and (iii) provide any such other information as the Company may reasonably require to determine the background and qualification of any Nominating Person, Supporting Persons or any Related Persons and their compliance in all respects with the requirements of the bylaws.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

A “Director Questionnaire” means, collectively, a written questionnaire, representation and agreement in a form to be provided by the Secretary upon written request of any shareholder of record within 10 days of such request that is to be completed by a Shareholder Nominee, and any such other information as the Corporation may reasonably request to determine the eligibility of a Shareholder Nominee to serve as a director of the Corporation.

To be timely, a shareholder’s notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date nor later than the close of business on the 90th calendar day prior to the first anniversary of the preceding year’s annual meeting date and in compliance with any additional requirements of Rule 14a-19(b) as such rule and regulations may be amended from time to time by the SEC including any SEC Staff interpretations related thereto; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made.

To be proper, a shareholder’s notice to the Secretary shall include (i) as to each Shareholder Nominee (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company which are directly and beneficially owned by such person on the date of such shareholder’s notice, (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or, is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (e) a completed and signed Director Questionnaire; (ii) as to the Nominating Person and any other Supporting Persons and Related Persons, if any, (a) the name and address, as they appear on the Company’s books, if applicable, of the Nominating Person and any other Supporting Persons or Related Persons, (b) the class and number of shares of the Company on the date of such shareholder’s notice which are beneficially owned by the Nominating Person and any other Supporting Persons and Related Persons, if any, (c) any plans or proposals of the Nominating Person or any other Supporting Persons or Related Persons, if any, to nominate directors for Company or any other Public Company within the past 36 months, even if such proposal or nomination has not been publicly disclosed, (d) any other information related to the Nominating Person and any other Supporting Persons and Related Persons, if any, that would be disclosed with respect to them under Item 5(b) of Schedule 14A under the Exchange Act, assuming that each such Person was deemed a Participant or otherwise required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (e) a completed and signed Solicitation Statement; and (iii) a description of all agreements, arrangements or understandings by and among the Shareholder Nominee, the Nominating Person, any of the Supporting Persons or Related Persons, if any, or any other person (including but not limited to any agreements, arrangements or understandings relating to any compensation or payments to be made to any such Shareholder Nominee(s)), pertaining to the nomination(s) to be brought before the meeting of shareholders or any subject matter that will be material in the Supporting Persons’ solicitation of shareholders, regardless of whether such agreement, arrangement or understanding relates specifically to the Company (which description shall identify the name of each other person who is a party to such an agreement, arrangement or understanding).

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Any Nominating Person providing notice of any nomination proposed to be made at an annual meeting shall further update and supplement such notice, if necessary, so that: (i) the information provided or required to be provided in such notice pursuant to the bylaws shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company not later than five business days after the record date for determining the shareholders entitled to receive notice of such annual meeting; (ii) the information provided or required to be provided in such notice pursuant to the bylaws shall be true and correct as of the meeting date, and any update and supplement shall be received by the Secretary at the principal executive offices of the Company not later than one business day prior to the date of the meeting; and (iii) any subsequent information reasonably requested by the Board, or a designated committee thereof, to determine that: (A) the Nominating Person and any Supporting Persons and Related Persons, if any, complied with the requirements of the bylaws, and (B) the Shareholder Nominee has met the director qualifications as set out in the bylaws, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company no later than five business days after the request for subsequent information has been delivered to or mailed and received by the Nominating Person(s) providing notice of any nomination.

The number of Shareholder Nominees a Nominating Person may nominate for election (or in the case of a Nominating Person giving the notice on behalf of a Supporting Person or Related Person, the number of nominees a Nominating Person may nominate for election on behalf of all Supporting Persons and Related Persons) shall not exceed the number of directors to be elected. The notice of Shareholder Nominee(s) required by the bylaws must contain only the names of Shareholder Nominees for whom the Nominating Person or any other Supporting Persons or Related Persons intend to solicit votes or proxies. A shareholder shall not be entitled to make additional or substitute nominations for director following the expiration of the time periods set forth in the bylaws; provided, however, that notwithstanding the foregoing, a Nominating Person may substitute nominees after deadlines set forth in the bylaws, but only if a Shareholder Nominee withdraws from consideration due to circumstances that are reasonably outside of the control of the Shareholder Nominee, the Nominating Person, and all Supporting Persons and Related Persons, or the Company increases the number of director seats up for election. In and to that end, a Nominating Person may include in its notice provided pursuant to the bylaws the names of additional or alternate nominees who, in accordance with the Corporation’s governing documents and federal and state law, would be presented for election in the event of a need to change the original slate due to the limited reasons allowed by the bylaws, so long as the notice clearly identifies the persons who are being presented as additional or alternate nominees, and no proxies or votes are solicited for such additional or alternate nominees unless and until they are presented for election as substitutes as allowed for in the bylaws. If the Nominating Person later changes its nominees to include any of the additional or alternate nominees due to the limited reasons allowed by the bylaws, then it must promptly notify the Corporation of the change as soon as reasonably possible.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the bylaws. In no event shall an adjournment or recess of a meeting, or a postponement of a meeting for which notice of the meeting has already been given to shareholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The Board, a designated committee, or an authorized officer of the Corporation shall determine within their reasonable discretion whether a nomination was made in accordance with the provisions of the bylaws, and if the facts warrant, determine and declare to the meeting that (i) a nomination was not made in accordance with the procedures prescribed by the bylaws, and (ii) the defective nomination shall be disregarded. Any shareholder nominee for the Board shall also meet the qualifications for the Company’s directors listed under the section above entitled “Board Composition” and will be required to present evidence of such prior to the annual meeting.

The six directors recommended by the Company’s Board for election at the Annual Meeting are reflected on the WHITE PROXY CARD accompanying this Proxy Statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board. Those individuals are as follows: Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman III, and Chevis C. Swetman. All nominees recommended by the Board were elected as directors at the Company’s 2024 annual meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO VOTE FOR STEWART F. PECK, THE NOMINEE OF THE STILWELL GROUP, AND NOT TO SIGN OR RETURN ANY [•] PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Stewart F. Peck, the nominee of the Stilwell Group, by signing and returning the [•] proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

Board Attendance

There were 9 meetings of the Board of the Company held during 2024. All directors attended 75% or more of the total number of meetings of the Board and the total number of meetings held by the committees on which they served. The Board, at its discretion, meets on a periodic basis in executive session with only non-employee directors in attendance.

The Company does not have a written policy that members of the Board attend the Annual Meeting, but they are encouraged to do so. All Company directors were in attendance at the 2024 annual meeting.

Board Leadership

The Chairman leads the Board and oversees board meetings and the delivery of information necessary for the Board’s informed decision-making. The Chairman also serves as the principal liaison between the Board and our Management. The Board determines whether the role of the Chairman and the Chief Executive Officer should be separated or combined based on its judgment as to the structure that best serves the interests of the Company. Currently, the Board believes that the positions of Chairman and Chief Executive Officer should be held by the same person as this combination has served and is serving the Company well by providing unified leadership and direction. Mr. Jeffrey H. O’Keefe, the Vice Chairman of the Board, is designated as the lead independent director and calls and presides over executive sessions of the Board.

Board Committees

The Company has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

According to the Company’s bylaws, the Audit Committee is responsible for oversight of (i) the external auditor’s qualifications and independence, (ii) the performance of the Company’s internal audit function and external auditor, (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements and maintain compliance with the Corporation’s ethical standards policies, plan and procedures and with laws and regulations and (iv) any other responsibility assigned to it by the Board from time to time. The Audit Committee, which met 8 times during 2024, is currently composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III. The Company’s Board has determined that Mr. Dennis and Mr. Sliman are both audit committee financial experts as that term is defined in pertinent SEC regulations. The Board based its determination on the education of Mr. Dennis and Mr. Sliman and the professional accounting experience of Mr. Sliman. Mr. Sliman serves as chairman of the Audit Committee. The Audit Committee may, from time to time, call upon certain advisors or consultants as it deems necessary. The Audit Committee acts pursuant to the bylaws of the Company and its Audit Committee Charter. The Audit Committee submits its report to the shareholders in Section XI below. The Audit Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

The Company’s Compensation Committee’s primary responsibility is to aid the Board in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company and its bank subsidiary that have the title of Senior Vice-President or higher, as well as any other responsibility assigned to it by the Board from time to time. The Chief Executive Officer may attend meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation. The Compensation Committee has been authorized by the Board to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Compensation Committee did not engage any consultants during 2024. The Compensation Committee, composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, and George J. Sliman, III, met 2 times during 2024 to review the executive officers’ performance and consider bonuses for the preceding year and salaries for the upcoming year. Mr. Dennis serves as chairman of the Compensation Committee. The Compensation Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

The Company’s Nominating Committee’s primary responsibility is to nominate qualified candidates to stand for election to our Board as well as any other responsibility assigned to it by the Board from time to time. This committee also provides assistance to the Board in the areas of committee selection and evaluation of the overall effectiveness of the Board.

Recommendations for each of the Audit, Compensation, and Nominating Committee members shall be made by the Nominating Committee in accordance with its Charter and each of those committees shall be made up entirely of independent directors in accordance with pertinent SEC regulations, OTCQX Best Market listing standards then in effect, and any other standards required by law or established by their respective Charters. The Board may authorize, approve, and, to the extent necessary, amend Charters for each of the Audit, Compensation, and Nominating Committees.

The Nominating Committee is composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, and George J. Sliman, III. Mr. Barnes serves as chairman of the Nominating Committee. The Nominating Committee acts pursuant to the Company’s bylaws and its Nominating Committee Charter, which is available on the Company’s website at www.thepeoples.com. The Nominating Committee met two times during 2024 and two times in 2025 to nominate individuals to stand for election as directors of the Company and to serve on the Audit, Compensation and Nominating Committees.

Board’s Role in Risk Management

Risk is an integral part of the deliberations of the Board and its committees throughout the year. The Audit Committee and the Board annually review the Company’s risk assessments, considering management’s plan for mitigating these risks. The Board receives monthly written reports relating to the Company’s risk management and meets frequently with the Chief Risk Officer and other members of Management. Through these reports, the Company’s Board receives information on areas of material risks to the Company, including credit, liquidity, market/interest rate, compliance, operational, technology, strategic, financial and reputational risks. These reports are intended to help the Company’s Board better understand the risk identification, risk management and risk mitigation strategies employed by the Company’s management. The Audit Committee at its discretion meets on a periodic basis with managers from the Audit, Compliance, Security, Information Security and Loan Review Departments.

The Board will request supplemental reports from the Company’s management with regard to risk management and risk mitigation strategies as appropriate. This reporting and governance structure is intended to ensure that information from committees of the Board and Bank’s Board and management is analyzed and reported to the Board and enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

The Board provides oversight of management’s efforts to address cybersecurity risk by receiving periodic reports at meetings of the Audit Committee, as well as presentations at the Board level. These reports to the Board and Audit Committee address the threat environment, vulnerability assessments, specific cyber incidents and management’s effort to monitor, detect, and prevent cyber threats and attacks.

Shareholder Communication

The Company has implemented a shareholder communication process to facilitate communications between shareholders and the Board. Any shareholder of the Company who wishes to communicate with the Board, a committee of the Board, the independent directors as a group, or any individual member of the Board, may contact Christy N. Ireland, Senior Vice-President and Secretary, P.O. Box 1172, Biloxi, MS 39533-1172, or at her e-mail address: investorrelations@thepeoples.com. Mrs. Ireland will compile and submit on a periodic basis all shareholder correspondence to the entire Board, or, if and as designated in the communication, to a committee of the Board, the independent directors as a group or an individual Board member.

Insider Trading Policy

The Company has adopted a Statement of Policy and Procedures Governing Trading in Shares of Peoples Financial Corporation (“Insider Trading Policy”) which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and standards of OTCQX.  The Insider Trading Policy governs the purchase, sale and/or other disposition of the Company’s common stock by the Company’s directors, executive officers and the Company itself.  The Insider Trading Policy can be found as Exhibit 19 to the Current Report on Form 10-K filed by the Company for the fiscal year ended December 31, 2024.

Strategic Plan

In 2020, the Board of the Company adopted a strategic plan which set out a roadmap for improving the financial performance of the Bank and the Company.  Maximizing shareholder value over the long-term and improving strategic positioning of the Company were key objectives of the Plan.  The Company has made significant progress toward many of the goals of the 2020 strategic plan, including increasing annual earnings to a return on average assets of 1.00%, which it has met continuously since 2021, and lowering the efficiency ratio of the Bank, which has fallen from 88% in 2020 to 73% in 2024.

The Company has begun a review and update to the 2020 strategic plan to adjust for economic and market opportunities and challenges anticipated in the near future and to properly align the Company’s goals to capitalize or prepare for each.  The Board has engaged National Capital, L.L.C., to assist with that process. The Board will carefully review any potential strategic opportunities that may become available to the Company consistent with the Company’s updated plan and its responsibilities under the Mississippi Business Corporation Act. The Board will also continue to conduct its oversight of the Company’s operational execution of its strategic plan and the Company’s capacity for continued performance improvement. The Board will consider and, if appropriate, pursue potential business combinations as part of that process.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

V. Voting Securities and Principal Holders Thereof

On March 5, 2025, the Company had outstanding [•] shares of its Common Stock, $1.00 par value, owned by approximately [•] shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Company. Shares held by the Employee Stock Ownership Plan (“ESOP”) for the benefit of these individuals are reflected in their respective totals. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Shares held by individuals through their 401(k) accounts are also reflected in their respective totals. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers over those shares.

	Amount of	Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership	Beneficial Ownership	of Class
Jeffrey L. Gendell	[•]	(4)	[•]	%
1 Sound Shore, Suite 304
Greenwich, CT 06830

Thomas E. Quave	[•]	(1)	[•]	%
P. O. Box 529
Biloxi, MS 39533

Joseph Stilwell	[•]	(5)	[•]	%
200 Calle del Santo Cristo
Segundo Piso
San Juan, Puerto Rico 00901

A. Tanner Swetman	[•]	(2)	[•]	%
P. O. Box 529
Biloxi, MS 39533

Chevis C. Swetman	[•]	(3)	[•]	%
P. O. Box 529
Biloxi, MS 39533

(1) Includes (i) shares allocated to Mr. Quave’s ESOP account; (ii) shares allocated to Mr. Quave’s 401(k) account; (iii) shares owned by Mr. Quave’s wife, of which Mr. Quave has neither voting rights nor dispositive powers; and (iv) shares owned by Mr. Quave’s minor children, of which Mr. Quave has voting rights and dispositive powers.

(2) Includes (i) shares allocated to Mr. Tanner Swetman’s ESOP account; (ii) shares allocated to Mr. Tanner Swetman’s 401(k) account; (iii) shares owned by Mr. Tanner Swetman and his wife jointly, of which Mr. Tanner Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Tanner Swetman’s minor children, of which Mr. Tanner Swetman has voting rights and dispositive powers; (v) shares owned by Mr. Tanner Swetman’s IRA account, of which Mr. Tanner Swetman has voting rights and dispositive powers and (vi) shares owned by a private company, in which Mr. Tanner Swetman has a 94% ownership interest, of which Mr. Tanner Swetman has both voting rights and dispositive powers.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

(3) Includes (i) shares allocated to Mr. Chevis Swetman’s ESOP account; (ii) shares allocated to Mr. Chevis Swetman’s 401(k) account; (iii) shares owned by Mr. Chevis Swetman and his wife jointly, of which Mr. Chevis Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Chevis Swetman’s IRA account, of which Mr. Chevis Swetman has voting rights and dispositive powers; and (v) shares owned by the IRA account of Mr. Chevis Swetman’s wife, of which Mr. Chevis Swetman has neither voting rights nor dispositive powers.

(4) According to Amendment No. 7 to Schedule 13G filed with the SEC on February 14, 2023, by Jeffrey L. Gendell, as of December 31, 2022, Jeffrey L. Gendell, through limited liability companies for which he serves as managing member, has shared voting power and shared dispositive power with respect to shares of the Company’s Common Stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13G.

(5) According to Amendment No.21 to Schedule 13D filed with the SEC on January 27, 2025, by (i) Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”), (ii) Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”), (iii) Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”), (iv) Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”) and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments, and (v) Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively referred to herein as the “Stilwell Group”), the Stilwell Group, has shared voting power and shared dispositive power with respect to 647,264 shares of the Company’s Common Stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13D.

VI. Ownership of Equity Securities by Directors and Executive Officers

The table below sets forth the beneficial ownership of the Company’s Common Stock as of March 5, 2025, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and named executive officers. Also shown is the ownership by all directors, Company director nominees and executive officers as a group. The persons listed have sole voting and dispositive power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent. Shares held by the Employee Stock Ownership Plan (“ESOP”) for the benefit of these individuals are reflected in their respective totals. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Shares held by individuals through their 401(k) accounts are also reflected in their respective totals. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers over those shares.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Beneficial Ownership of Equity Securities by Directors, Company Director Nominees and Executive Officers

	Amount and Nature		Percent of
	of Beneficial Ownership		Outstanding Shares
	of Common Stock		of Common Stock
Ronald G. Barnes	[•]		[•]	%
Padrick D. Dennis	[•]		[•]	%
A. Wes Fulmer	[•]	(1)	[•]	%
Jeffrey H. O’Keefe	[•]	(2)	[•]	%
Paige Reed Riley	[•]		[•]	%
George J. Sliman, III	[•]	(5)	[•]	%
Chevis C. Swetman	[•]	(4)	[•]	%
Leslie B. Fulton	[•]		[•]	%

All directors, director nominees and executive officers of the Company as a group (13 persons)	[•]	(3)	[•]	%

(1) Includes shares allocated to Mr. Fulmer’s ESOP accounts and 401(k) accounts, respectively.

(2) Includes shares owned by a private company, in which Mr. O’Keefe has a 100% ownership interest. Of this amount, [•] shares of Common Stock have been pledged as collateral for a loan to Mr. O’Keefe from the Company’s bank subsidiary.

(3) [•] shares of Common Stock have been pledged as collateral for a loan to an executive officer from an unaffiliated party.

(4) See Note (3) at Section V.

(5) Includes [•] shares owned by the Estate of Sam Mavar, Jr., for which Mr. Sliman serves as Executor; however, Mr. Sliman does not have any direct or indirect pecuniary interest in those shares.

VII. Compensation of Executive Officers and Directors

Compensation Discussion and Analysis

The Compensation Committee determines the salaries, bonuses and all other compensation of the named executive officers identified in the Summary Compensation Table on page [•] of this Proxy Statement, including the Chief Executive Officer. The Committee is also charged with ensuring that policies and practices are in place to facilitate the development of the Company’s management talent, ensure management succession and enhance the Company’s corporate governance and social responsibility.

A. Guiding Philosophy and Objectives:

The Compensation Committee’s guiding philosophy is to attract and retain highly qualified executives, to motivate them to maximize long-term shareholder value while balancing both short-term and long-term objectives, and to pay for performance. The following objectives serve as guiding principles for all compensation decisions:

●	Provide reasonable levels of total compensation that will enable the Company to attract, retain, and motivate high caliber executives who are capable of optimizing and maintaining the Company’s performance for the benefit of its shareholders.
●	Maintain executive compensation that is fair and consistent with the Company’s size and the compensation practices of the financial services industry.
●	Provide compensation plans that align with the objective of achieving the mission of being an economic anchor for the communities we serve by providing financial options and banking solutions consistent with quality experiences for every customer, one customer at a time.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

●	Align performance bonus opportunities with long-term shareholder interests by making the payment of performance bonuses dependent on the Company’s performance with respect to Return on Assets (“ROA”).
●	Provide an incentive for personal performance by allocation of discretionary additional bonus opportunities dependent on the executive’s individual performance.

B. Responsibility of the Compensation Committee:

The primary responsibility of the Compensation Committee is to aid the Board in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company.

C. Role of Executive Officers:

The Chief Executive Officer may attend the meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation.

D. Consultants, Experts and/or Other Advisors:

The Compensation Committee has been authorized by the Board to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Committee did not engage any consultants in 2024.

E. Factors used to Determine Compensation:

The Compensation Committee’s considerations consist of, but are not limited to, analysis of the following factors: financial performance of the Company, including ROA, return on equity, and management of assets, liabilities, capital and risk. Additionally, the Compensation Committee uses annual compensation surveys to compare the compensation of positions in similar financial institutions of comparable asset size. Specifically, the Mississippi Bankers Association (“MBA”) Salary and Cash Compensation Survey as compiled by the Blanchard Consulting Group (“BCG”), which includes compensation data obtained from banks in Mississippi with assets between $500 million and $1 billion, is used as reference material in evaluating the compensation of the named executive officers; however, the Company does not benchmark compensation to any specific company or companies. The Company does not have access to the identity of the specific companies included in this survey.

In determining total compensation, the Committee also considers the performance of the individual named executive officers in areas such as: the scope of responsibility of the executive; leadership within the Company, the community and the financial services industry; achievement of work goals; and whether the Company, under the executive’s leadership, has been a good corporate citizen while enhancing shareholder value.

All of these factors are considered in the context of the complexity and the difficulty of managing business risks in the prevailing economic conditions and regulatory environment. The analysis is conducted with respect to each of the named executive officers, including the Chief Executive Officer.

F. Compensation Components:

The named executive officers’ total compensation package includes several components. The Company rewards current performance and achievement of short-term goals primarily through salaries and bonuses. Other deferred compensation elements, including the Executive Supplemental Income Plan and Deferred Compensation Plan, are designed to meet long-term objectives including retaining high-performing executives and to plan for management succession as well as to reward loyalty.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Salaries

Salaries are the foundation of each named executive officer’s total compensation package and are normally the largest single component. Salary is the only guaranteed cash payment a named executive officer receives. The Company’s goal is to provide an assured level of cash compensation in the form of salary to attract and retain high caliber executives. Job specific knowledge and experience as well as leadership ability are recognized with salary.

In establishing the salary of the Chief Executive Officer for 2024, the Committee primarily considered Mr. Swetman’s performance and the performance of the Company during 2023 and the compensation levels of chief executive officers of comparable financial institutions. In considering the performance of the Company, the Committee considered the Company’s ROA, asset growth and the change in problem assets, but utilized no objective criteria. The Committee utilized asset size peer group compensation data as provided by the MBA.

For other named executive officers, the Committee’s recommendation concerning salaries was based upon the compensation levels of executive officers of comparable financial institutions, the performance of the Company during 2023 and the individual performance of these named executive officers. The performance of the Company for purposes of establishing salaries was evaluated based on ROA. Individual performance was measured using criteria such as level of job responsibility, achievement of work goals and management skills. Among the goals considered was the reduction of problem assets. The Committee also considered asset size peer group compensation data as provided by the MBA for executive officers with similar duties and responsibilities.

Bonuses

The Compensation Committee awards performance bonuses based upon pre-determined performance objectives in accordance with The Peoples Bank Bonus Plan (“The Bonus Plan”). Performance bonuses are generally the other cash component paid to named executive officers on an annual basis and may be determined by The Bonus Plan. The Chief Executive Officer and all other named executive officers are eligible to receive a bonus which is based on the financial performance of the Company. The specific formula and pre-determined goals under The Bonus Plan were established by the Compensation Committee using the Company’s ROA. The performance bonus calculation, which is approved by the Compensation Committee, allows the named executive officer to earn up to a maximum percentage of their salary on established ROA targets. The targets and bonus calculations as a percentage of salary and targets are:

	Base	Base + 1	Base + 2	Base + 3	Maximum
ROA Target	0.670%	0.800%	0.925%	1.050%	1.175%

Chief Executive Officer	15.000%	18.750%	22.500%	26.250%	30.000%

Executive Vice-President	12.500%	15.630%	18.750%	21.880%	25.000%

Other Named Executive Officer	10.000%	12.500%	15.000%	17.500%	20.000%

The Compensation Committee may, at its discretion, also recommend to the Board that the executive officers receive an additional bonus which is determined on a subjective basis. If this additional discretionary bonus is recommended, the Committee documents its actions in the minutes of their committee meetings. Performance based bonuses were awarded to all executive officers of the Company according to this calculation in the total amount of $194,381 for 2024. Prior to the last three years when bonuses were awarded for 2023, 2022 and 2021, the Company had not awarded performance based or discretionary bonuses to the executive officers since 2009.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Executive Supplemental Income Plan

The Company maintains an Executive Supplemental Income Plan (“ESI”) which provides executives with salary continuation benefits upon their retirement, or death benefits to their named beneficiary in the event of their death. Executives of the Company and the Bank are selected to participate in the plan at the discretion of the Board. All named executive officers of the Company have been selected to participate in the plan. ESI benefits are based upon position and salary of the named executive officer at retirement, disability or death. Normal retirement benefits under the plan are equal to 67% of salary for the Chief Executive Officer, 58% of salary for the Executive Vice-President and 50% of salary for the other named executive officer at the time of normal retirement and are payable monthly over a period of 15 years. The ESI is administered by BOLI Portfolio Strategies, Inc., who also provide guidance to the Company relating to the valuation method and assumptions.

The ESI was established in 1988, at which time Mr. Swetman became a participant. Mr. Fulmer and Mrs. Fulton became participants after their date of hire at the discretion of the Board.

Benefits are also available in the event of death, disability or early retirement. Under early retirement provisions, if separation from service occurs on or after the early retirement date and prior to the normal retirement date, the Company will pay the named executive officer a reduced benefit. The annual benefit set forth for normal retirement will be reduced by one-half percent (0.5%) for each month or partial month between separation from service and the normal retirement date. The benefit will be paid monthly over a period of 15 years. Benefits will commence on the last day of the month following the named executive officer’s separation from service. The early retirement date means the date the named executive officer attains at least age 55, has at least 15 years of employment at the Company, and has participated in this plan for a minimum of five years.  The normal retirement date means the date the named executive officer attains age 65.

If separation from service occurs prior to the early retirement date or prior to the normal retirement date, the Company will pay the named executive officer his or her executive benefit accrual balance as of his or her separation from service. The benefit will be paid in a single lump-sum within 60 days of separation from service.

If a named executive officer becomes disabled prior to the normal retirement date, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date and the benefits will be paid monthly over a period of 15 years.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the ESI. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

Upon a change of control prior to separation from service, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date, or, for named executive officers who have already attained their normal retirement date, their separation from service, and the benefits will be paid monthly over a period of 15 years.

Each named executive officer’s agreement under the ESI may be terminated by the Company. In the event the named executive officer’s agreement under the ESI is terminated, the Company will pay the named executive officer his or her executive accrual balance as of the termination of the agreement, or, if a change of control has occurred, the normal retirement benefit. The benefit will begin on the first date allowable under the ESI and the benefit will be paid over a period of 15 years, or, in some special circumstances, paid in one lump sum.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

If any amount is required to be included in the income of a named executive officer due to a failure of his or her ESI agreement to meet the requirements of Section 409A of the Internal Revenue Code, the named executive officer may petition the plan administrator for a distribution of that portion of his or her executive benefit accrual that is required to be included in the named executive officer’s income. Upon the grant of such a petition, which will not be unreasonably withheld, the Company will distribute to the named executive officer an amount equal to the portion of the executive benefit accrual required to be included in his or her income, which amount cannot exceed the named executive officer’s unpaid executive benefit accrual. Any distribution will affect and reduce the named executive officer’s benefits to be paid under his or her ESI agreement.

The benefits will be paid out of the general assets of the Company. The Company has elected to purchase life insurance contracts, more specifically Bank Owned Life Insurance (“BOLI”), each of which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

Deferred Compensation Plan

The Company maintains a Deferred Compensation Plan for those executives of the Bank holding the title of vice-president, senior vice-president or executive vice-president and approved for participation in the plan by the Board. Except for the Chief Executive Officer, all named executive officers participated in the plan in 2024. The plan provides each named executive officer a fixed benefit upon his or her early retirement, normal retirement or disability, or a death benefit to a named beneficiary in the event of the named executive officer’s death. The benefit under the plan is $100,000, payable monthly over a 15 year period, upon the named executive officer’s early retirement, normal retirement or disability and, in the event of a named executive officer’s death, the benefits will be paid to his or her beneficiary. Should the named executive officer separate from service prior to his or her early retirement, normal retirement, disability or death, he or she forfeits all benefits under the plan. In addition, if within three years following his or her separation from service, a named executive officer becomes engaged in the banking business within a certain geographic area around the Company, the named executive officer will forfeit all benefits under the plan.

The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

The Deferred Compensation Plan was established in 1992. Mr. Fulmer became a participant upon his promotion to vice-president of the Bank. Mrs. Fulton became a participant upon hire date as senior vice-president of the Bank.

If separation from service occurs prior to a named executive officer’s normal retirement date, the named executive officer will be entitled to full benefits provided he or she has met the early retirement eligibility. The early retirement date means the first day of any month coincident with or following the month in which the named executive officer attains at least age 55 and has at least 10 years of employment at the Company. The normal retirement date means the date the named executive officer attains age 65. As of December 31, 2024, Mr. Fulmer and Mrs. Fulton are the only named executive officers eligible to receive benefits under the Deferred Compensation Plan.

If a named executive officer becomes disabled, he or she is entitled to full benefits under the Deferred Compensation Plan.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the Deferred Compensation Plan. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

In the event of a change of control, unless the Deferred Compensation Plan is terminated by the transferee, purchaser or successor entity within 120 days of the change of control, no named executive officer will be entitled to a distribution under this plan as a result of the change in control. If the Deferred Compensation Plan is terminated within 120 days of a change of control, then each named executive officer will become immediately eligible to receive the present value of his or her benefits under this plan.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

In addition, in the event the Deferred Compensation Plan is continued but a named executive officer is involuntarily terminated within 180 days of a change of control, the terminated named executive officer will be eligible to receive his or her benefits under this plan. Such benefits will be calculated by taking the present value of the benefits provided and such benefits will be paid in a lump sum within 180 days of the change in control.

Split-Dollar Agreement

The Company owns endorsement split-dollar policies, of which the Bank is the owner and beneficiary, which provide a guaranteed death benefit of $150,000 to the Chief Executive Officer’s beneficiaries.

Employee Stock Ownership Plan

The Company maintains an ESOP covering all eligible employees of the Company. The Board determines the total contribution to the ESOP, which is allocated to all participants based on their compensation. The ESOP was frozen to further contributions and eligibility effective January 1, 2019.

401(k) Plan

The Company maintains a 401(k) Plan in which eligible employees of the Company may choose to participate. The Board determines the formula for the matching contribution to the 401(k)Plan, which is currently 75% of the employee’s contribution (up to 6% of compensation).

G. Accounting and Tax Treatment:

While the Compensation Committee considers the accounting and tax implications in the design of the compensation program, these have not had a significant impact in their decision-making process.

H. Shareholder Approval of Compensation of Named Executive Officers:

At our 2022 annual meeting of shareholders, the Company held its fourth advisory (non-binding) vote on the compensation of the named executive officers. A majority of our shareholders voted in favor of the resolution approving the 2021 compensation of the named executive officers. The Compensation Committee considered these shareholders’ votes in determining the 2023 and 2024 compensation of the named executive officers.

Shareholders will be provided another opportunity to cast an advisory (non-binding) vote on the compensation of the named executive officers at the 2025 Annual Meeting of Shareholders.  Because this vote is advisory, it will not be binding on the Board and will not be construed as overruling any decision made by the Board. The Compensation Committee and the Board will take into account the outcome of this advisory vote when considering future executive compensation arrangements, but they are not required to do so.

Shareholders will also be provided at the 2025 Annual Meeting of Shareholders an opportunity to vote on how often future advisory (non-binding) votes on the compensation of named executive officers shall occur. Shareholders are entitled to cast an advisory (non-binding) vote to reflect the desired frequency of such vote as being every 1, 2 or 3 years.

The result of that vote on the frequency of future advisory (non-binding) votes on the compensation of named executive officers may determine the next opportunity of shareholders to cast an advisory (non-binding) vote on the compensation of the named executive officers.  Shareholders will be provided their next opportunity to cast an advisory (non-binding) vote on the compensation of the named executive officers no later than the 2028 annual meeting of shareholders.

There are no employment contracts with the executive officers.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Summary Compensation Table

The Summary Compensation Table below displays the total compensation awarded to, earned by or paid to the named executive officers for 2024 and 2023.

				All Other
Name and Principal Position	Year	Salary	Bonus (2)	Compensation (1)	Total
Chevis C. Swetman	2024	$288,915	$65,006	$15,519	$369,440
President and Chief Executive Officer	2023	$288,915	$75,840	$13,783	$378,538

A. Wes Fulmer	2024	$210,000	$39,375	$9,241	$258,616
Executive Vice-President	2023	$199,056	$43,542	$9,972	$252,570

Leslie B. Fulton	2024	$165,000	$24,750	$7,496	$197,246
Chief Financial Officer/Controller	2023	$150,600	$26,355	$7,566	$184,521

(1) Includes contributions and allocations pursuant to the 401(k) Plan.

(2) The bonus was accrued at December 31, 2024 and paid in 2025.

Estimated Payments from the Executive Supplemental Income Plan

The table below indicates the amount of compensation payable to each named executive officer under the ESI, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2024 and present total amounts for each scenario.

		Early		Early							Pre-Retirement
Termination Event		Termination		Retirement			Disability		Change in Control		Death Benefit

Lump Sum
		Benefit Amount		Annual Benefit			Annual Benefit		Annual Benefit
Method of Payment (2)		Payable at		Amount Payable At			Amount Payable at		Amount Payable at
		Separation From		Separation from			Normal Retirement		Normal Retirement		Annual
		Service		Service			Age		Age		Benefit
	Benefit		Based On			Based On		Based On		Based On	Based On
Name and Principal Position	Level (1)	Vesting	Accrual	Vesting		Benefit	Vesting	Benefit	Vesting	Benefit	Benefit
Chevis C. Swetman	$193,573				$			$193,573	100%	$193,573	$193,573
President & Chief Executive Officer

A. Wes Fulmer	$—			100.00%		$121,800	100%	$121,800	100%	$121,800	$121,800
Executive Vice-President

Leslie B. Fulton	$—	0.00%	—	0.00%		$—	100%	$82,500	100%	$82,500	$82,500
Chief Financial Officer

(1) Based on 67%, 58% or 50% of current compensation for the Chief Executive Officer, Executive Vice-President and other named executive officer, respectively.

(2) The annual benefit amount will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Estimated Payments from the Deferred Compensation Plan

The table below indicates the amount of compensation payable to each named executive officer under the Deferred Compensation Plan, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2024 and present total amounts for each scenario.

Pre-Retirement
Termination Event		Early Termination		Early Retirement		Disability		Change in Control		Death Benefit

				Total Benefit		Total Benefit		Lump Sum Benefit
Method of Payment (2)				Amount Payable at		Amount Payable at		Amount Payable at
				Separation from		Normal Retirement		Separation From		Total
				Service		Age		Service		Benefit
	Benefit		Based On		Based On		Based On		Based On	Based On
	Level (1)	Vesting	Accrual	Vesting	Benefit	Vesting	Benefit	Vesting	Benefit	Benefit
A. Wes Fulmer	$100,000			100%	$100,000	100%	$100,000	100%	$65,393	$100,000
Executive Vice-President

Leslie B. Fulton	$100,000			100%	$100,000	100%	$100,000	100%	$2,410	$100,000
Chief Financial Officer

(1) The benefit is the total benefit.

(2) The total benefit will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

The Pay Versus Performance Table

The table below shows the total compensation for the principal executive officer (“PEO”) and the average compensation for other non-PEO named executive officers as reported in the summary compensation table above for the prior three years, along with the total and average compensation actually paid the PEO and non-PEO named executive officers, respectively, as well as the total shareholder return on the value of an initial fixed investment of $100 made at the beginning of the earliest year in the table through the end of each applicable year in the table, assuming the reinvestment of dividends, and the net income of the Company for the periods reported.

			Average Summary	Average	Value of
	Summary		Compensation Table	Compensation	Initial Fixed
	Compensation	Compensation	for Non-PEO	Actually Paid to	$100 Investment
	Table Total for	Actually Paid to	Named Executive	Non-PEO Named	Based on Total
	PEO	CEO	Officers	Executive Officers	Shareholder Return	Net Income
Year	($) (1)	($) (2)	($) (3)	($) (4)	($) (5)	($) (6)
2024	$369,440	$369,440	$227,931	$227,931	$149.69	$21,703,000
2023	$378,538	$378,538	$218,546	$218,546	$130.29	$9,166,000
2022	$345,977	$345,977	$175,456	$175,456	$109.68	$8,941,000

(1) This is the total compensation for the PEO reported for each applicable year within the Summary Compensation Table.

(2) This is the amount of compensation actually paid to the PEO for each year, starting with the amounts set forth within the Summary Compensation Table “Total Compensation” column for the applicable year. The Company did not report any stock or option awards for the PEO within the Summary Compensation Table. Compensation actually paid to the PEO was identical to the Total Compensation for the PEO reported for each applicable year within the Summary Compensation Table. No adjustments were necessary.

(3) This is the average compensation for the non-PEO named executive officers reported for each applicable year within the Summary Compensation Table. The average for 2022 includes a partial year for Leslie B. Fulton.

(4) This is the average compensation actually paid to the non-PEO executive officers for each year, starting with the average of such amounts set forth within the Summary Compensation Table “Total Compensation” column for the applicable year. Since the Company did not report any stock or option awards for the non-PEO named executive officers within the Summary Compensation Table, average compensation actually paid to the non-PEO named executive officers was identical to the average Total Compensation for the non-PEO named executive officers reported for each applicable year within the Summary Compensation Table. No adjustments were necessary.

(5) This is the total shareholder return based on a fixed investment of $100 made at the beginning of the earliest year in the table (2022) through the end of each applicable year in the table, assuming reinvestment of dividends.

(6) This is the Company’s net income for each year reported in the Pay Versus Performance Table.

Based upon the information reported in the table above, the total compensation reported with the Summary Compensation Table for the Company’s PEO, Chevis Swetman, as well as the compensation actually paid to Mr. Swetman, decreased by $9,098 or (2.40)% between 2023 and 2024 and increased by $32,561 or 9.41% between 2022 and 2023. Meanwhile, the average compensation reported in the Summary Compensation Table for the other non-PEO named executive officers of the Company, as well as the average compensation actually paid to those officers, increased by $9,385 or 4.29% between 2023 and 2024 and increased by $43,090 or 24.56% between 2022 and 2023. The Net Income of the Company increased between 2023 and 2024 by $12,537,000 or 136.78% and increased between 2022 and 2023 by $225,000, or 2.52% of the Company’s Net Income. Total Shareholder Return of the Company was $109.68, $130.29, and $149.69 for each of the years ended 2022, 2023, and 2024, respectively.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Director Compensation

During 2024, directors who are employees of the Bank did not receive any compensation for serving on the Board of the Bank or the Company or on any Board committee. All non-employee directors received an annual retainer of $4,000. Non-employee directors additionally receive $1,000 per board meeting attended and $400 per committee meeting attended. The chairman of the Audit Committee received $600 per committee meeting attended. Additionally, the Board has created a Special Litigation Committee to investigate a litigation demand made by a shareholder, and the chairman of that committee also received $500 per committee meeting attended. The chairman of all other committees received $400 per committee meeting attended.

The Company offers a Directors’ Deferred Income Plan whereby directors of the Company and the Bank are given an opportunity to defer receipt of their annual director’s fees. For those who choose to participate, benefits are payable monthly for 10 years beginning on the first day of the month following the later of the director’s normal retirement age or separation from service. Normal retirement age is 65. The amount of the benefit will vary depending on the fees the director has deferred and the length of time the fees have been deferred. Through December 31, 2021, interest on deferred fees accrued at an annual rate of 10%, compounded annually. Also, through December 31, 2021, after payments commenced, interest accrued at an annual rate of 7.50%, compounded monthly. The Board amended the plan on November 23, 2021, providing that, effective January 1, 2022, on a prospective basis, interest on deferred fees shall accrue at an annual rate equal to the Chase Manhattan Bank Prime Rate as of December 31st of each year, compounded annually, before payments commence under the plan, and that after payments have commenced, interest will accrue on the account balance at an annual fixed rate equal to Chase Manhattan Bank Prime Rate as of the Director’s separation from service, compounded monthly. In the event of the director’s death, benefits are payable to the director’s named beneficiary. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

The Company also offers an Outside Directors’ Supplemental Income Plan to provide a benefit to its non-employee directors (“Outside Directors”). The benefit is based upon the age of the Outside Director upon his appointment to the board. Directors Ronald G. Barnes, Paige Reed Riley and George J. Sliman, III are each entitled to receive $4,000 annually for 10 years and Directors Padrick D. Dennis and Jeffrey H. O’Keefe are each entitled to receive $6,000 annually for 10 years. The benefit is payable upon the later of the Outside Director’s attainment of age 65 or cessation of service as a director. Former Directors Rex E. Kelly and Dan Magruder currently receive annual benefits payments of $4,000 and $5,000, respectively, under this plan. An Outside Director must serve as an Outside Director until the earlier of his death or 10 consecutive years as an Outside Director to be entitled to any benefit. In the event of the death of the Outside Director, their beneficiary shall receive a death benefit totaling the remainder of benefits due to the Outside Director. The death benefit will be paid in a single lump sum within 90 days following the Outside Director’s death. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Director Compensation Table

The Director Compensation Table below presents information on fees earned or paid to directors in 2024.

Fees Earned or
Name	Paid In Cash
Ronald G. Barnes	$33,300
Padrick D. Dennis	$34,900
Jeffrey H. O’Keefe	$25,700
Paige Reed Riley	$28,300
George J. Sliman, III	$34,900

VIII. Transactions with Related Parties

The Company, through its bank subsidiary, extends loans in the ordinary course of business to certain officers and directors and their personal business interests at, in the opinion of Management, the same terms including interest rates and collateral, as those prevailing at the same time for comparable loans of similar credit risk with persons not related to the Company or its subsidiaries. These loans, which are subject to approval by the Company’s Board, do not involve more than normal risk of collectability and do not include other unfavorable features. Other than these transactions, there were no material transactions exceeding $120,000 with any such persons during the years ended December 31, 2024 and 2023.

IX. Delinquent Section 16(a) Reports

Directors, executive officers of the Company and holders of more than 10 percent of the Company’s outstanding shares are required to file reports under Section 16 of the Securities Exchange Act of 1934. Federal regulations require disclosure of any failures to file these reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that during 2024 its directors, executive officers and greater than 10 percent beneficial owners complied with all filing requirements.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

X. Executive Officers

The following sets forth certain information with respect to the executive officers of the Company who are not also directors as of December 31, 2024:

Name (Age)	Position
A. Wes Fulmer (65)	Executive Vice-President, Peoples Financial Corporation,
since 2006; Director, The Peoples Bank since 2011; Executive
Vice-President, The Peoples Bank, since 2006

Leslie B. Fulton (49)	Chief Financial Officer and Controller, Peoples Financial
Corporation, since 2022; Senior Vice-President/Cashier, The
Peoples Bank, since 2022

J. Patrick Wild (62)	First Vice-President, Peoples Financial Corporation, since 2022;
Vice-President and Secretary, Peoples Financial Corporation,
2013 - 2015; Vice-President, Peoples Financial Corporation, 2009 -
2012; Senior Vice-President, The Peoples Bank, since 2008

A. Tanner Swetman (46)	Second Vice-President, Peoples Financial Corporation, since 2020;
Director, The Peoples Bank since 2018; Senior Vice-President, The Peoples Bank, since 2020; Vice-President, The Peoples Bank, 2014 – 2020

Christy N. Ireland (45)	Third Vice-President, Peoples Financial Corporation, since 2023; Secretary, Peoples Financial Corporation, since 2024; The Peoples Bank since 2006; Senior Vice-President, The Peoples
Bank, since 2022; Vice-President, The Peoples Bank, 2022.

XI. Audit Committee Report

The Board has established an Audit Committee, whose responsibilities are set forth in the Bylaws and the Audit Committee Charter. All members of the Audit Committee are deemed to be independent, as such term is defined by OTCQX. The Audit Committee is responsible for oversight of: (i) the external auditor’s qualifications and independence; (ii) the performance of the Corporation’s internal audit function and external auditor; (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective systems of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements, and maintain compliance with the Corporation’s ethical standards, policies, plans and procedures and with laws and regulations; and (iv) any other responsibility assigned to it by the Board from time to time. The Audit Committee also periodically meets with the independent public accountants for the Company and its subsidiaries and makes recommendations to the Board concerning any matters related to the independent public accountants.

The Audit Committee has reviewed and discussed the audited financial statements with Management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has discussed with the independent auditors the auditors’ independence and has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

The Audit Committee has considered whether the independent auditors’ provision of non-audit services is compatible with maintaining the auditors’ independence.

The Audit Committee has discussed with Management and the independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required for certain periodic filings by the Company with the SEC. The Board maintains an Audit Committee Charter, which meets the requirements of the Sarbanes-Oxley Act of 2002, and rules promulgated by the SEC.

Based upon the reviews and discussions with Management and the independent auditors as referenced above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

This report is presented by the Audit Committee, consisting of the following persons:

George J. Sliman, III, Chairman	Ronald G. Barnes	Padrick D. Dennis
Jeffrey H. O’Keefe	Paige Reed Riley

XII. Independent Accountants’ Fees

The Company’s Audit and Non-Audit Service Pre-Approval Policy (the “Policy”) stipulates that all services provided by the independent accountants are subject to specific pre-approval by the Audit Committee. During 2024, the Company was in compliance with this Policy.

The table below sets forth the aggregate fees billed by Wipfli and EisnerAmper LLP (formerly P&N) for the years ended December 31, 2024 and 2023 for professional services rendered for: Audit Fees and Audit-Related Fees. Audit Fees include aggregate fees billed for professional services rendered by the Combined Firm for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2024 and 2023, a review of the annual report on Form 10-K and limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the SEC during 2024 and 2023, including out of pocket expenses. Audit-Related Fees include fees billed for professional services rendered by the Combined Firm during the years ended December 31, 2024 and 2023, which relate to the audit of the Company’s employee benefit plans for the years ended December 31, 2023 and 2022. There were no other fees paid to the Combined Firm during 2024 and 2023.

	Audit Fees	Audit-Related Fees	Total Fees
2024	$209,000	$26,500	$235,500
2023	$239,000	$50,280	$289,280

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

XIII. Proposals of Shareholders

In order for a shareholder proposal to be included in a Proxy Statement and form of Proxy prepared by the Board, it must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and be received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the previous year’s Proxy Statement and form of Proxy were mailed to shareholders. Thus, a shareholder proposal must be received before November 12, 2024, in order to be included in the Proxy Statement and form of Proxy for the 2026 annual meeting.

In accordance with the Company’s bylaws, shareholders may make proposals for consideration at the annual meeting so long as they are (i) a shareholder of record at the time of giving notice provided for in the bylaws and through the date of the related meeting, (ii) entitled to vote at the related meeting, and (iii) complies with the notice procedures set forth in the bylaws. Such shareholder of record shall have given timely notice thereof in writing to the Secretary of the Corporation setting forth the information required by the bylaws and such business must be a proper subject for shareholder action under the laws of Mississippi. To be timely in accordance with the Company’s bylaws, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if fewer than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before a meeting of shareholders (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting (including the specific text of any resolutions or actions proposed for consideration), (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any Related Persons or other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice and by any Related Persons or other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder’s notice, and (iv) any material interest of the shareholder or any Related Persons or other shareholders known by such shareholder to be supporting such proposal in such proposal. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by these bylaws, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For the definition of Related Persons under the Company’s bylaws, see “Corporate Governance” on page [•].

BY ORDER OF THE BOARD OF DIRECTORS

Chevis C. Swetman

Chairman, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

ANNEX A

Additional Information regarding Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors and director nominees and certain executive officers named in this Annex A are deemed to be participants (“Participants”) in the proxy solicitation by virtue of their positions as directors and director nominees of the Company or because they may solicit proxies on our behalf. The following sets forth certain information about the persons who are Participants.

Company Directors and Nominees

For information on the ages and principal occupations of the directors and director nominees of the Company who are Participants, see “Item 1: Election of Directors” on page [•], of the Proxy Statement (“Proxy Statement”) for the 2025 Annual Meeting of Shareholders (“Annual Meeting”) of the Company. The names and addresses of the organizations of employment of our directors and director nominees are as follows:

Name	Business Address
Ronald G. Barnes	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Padrick D. Dennis	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Jeffrey H. O’Keefe	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Paige Reed Riley	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
George J. Sliman, III	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Chevis C. Swetman	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529

Officers

The following table sets forth the name and principal occupation of the Company’s executive officers who are Participants. The principal occupation refers to such person’s position with the Company, and the business address for each such person is Peoples Financial Corporation,

P.O. Box 529, Biloxi, Mississippi 39533-0529.

Name	Role
Chevis C. Swetman	Chairman, President and Chief Executive Officer
A. Wes Fulmer	Executive Vice-President

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Information Regarding Ownership of the Company’s Securities by Participants

For the number of the Company’s securities beneficially owned by Participants and their associates (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934) as of March 5, 2025, see “Ownership of Equity Securities by Directors and Executive Officers” on page [•] of the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the two-year period ended March 5, 2025. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

			Acquisiton (A) or
Name	Date	Securities	Disposition (D)	Description
Ronald G. Barnes	5/10/2023	9.297	A	2
	5/23/2023	153.000	A	1
	7/2/2023	200.000	A	1
	11/21/2023	31.162	A	2
	12/31/2023	40.000	A	1
	6/14/2024	11.622	A	2
	7/25/2024	1,000.000	A	1
	12/19/2024	26.963	A	2

Padrick D. Dennis	2/13/2023	400.000	A	1
	4/21/2023	1,000.000	A	1
	4/26/2023	2,000.000	A	1
	5/10/2023	53.275	A	2
	11/21/2023	178.560	A	2
	6/14/2024	66.595	A	2
	6/27/2024	476.000	A	1
	11/9/2024	103.000	A	1
	12/19/2024	79.639	A	2
	1/27/2025	500.000	A	1

A. Wes Fulmer	5/10/2023	6.607	A	2
	11/21/2023	22.147	A	2
	6/14/2024	8.260	A	2
	12/19/2024	9.878	A	2

Jeffrey H. O’Keefe	5/10/2023	9.575	A	2
	11/21/2023	32.091	A	2

Paige Reed Riley	5/10/2023	1.887	A	2
	11/21/2023	6.325	A	2
	6/14/2024	2.359	A	2
	12/19/2024	2.821	A	2

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION-DATED FEBRUARY 27, 2025

Transaction Descriptions Key:

1.Open Market or Private Purchase of Common Stock
2.Purchase through Dividend Reinvestment Stock Purchase Plan
3.Open Market or Private Sale of Common Stock

In addition to the purchases and sales of the Company’s securities listed above, A. Wes Fulmer and Chevis C. Swetman also participate in the Company’s Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan.

Within the past two years ended March 5, 2025, Mr. Swetman acquired [•] shares of the Company Common Stock through the ESOP which were purchased with cash received as dividends in Mr. Swetman’s ESOP account, and over that same time period Mr. Swetman has acquired [•] shares of Company Common Stock through the 401(k) Plan. During the two years ended March 5, 2025, Mr. Swetman also received a required minimum distribution of [•] from the ESOP and 401(k). Likewise, within the past two years ended March 5, 2025, Mr. Fulmer acquired [•] shares of the Company Common Stock through the ESOP which were purchased with cash received as dividends in Mr. Fulmer’s ESOP account, and Mr. Fulmer has acquired [•] shares of Company Common Stock through the 401(k) Plan.

Other Proceedings

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any parent or subsidiary of the Company; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company, or, with respect to director nominees, as a nominee for director; or (3) has purchased or sold any securities of the Company within the past two years.

Other than as set forth above under the caption “Transactions With Related Persons” on page [•], or elsewhere in the Proxy Statement, and based on the information provided by each Participant, neither the Company nor any of the Participants or associate of any Participant (1) is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies or (2) have or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION – DATED FEBRUARY 27, 2025 PROXY PROXY FOR 2025 ANNUAL MEETING OF SHAREHOLDERS April 23, 2025 The undersigned hereby appoint Chevis C. Swetman and Jeffrey H. O’Keefe, or either of them, the true and lawful attorneys-in-fact for the undersigned, each with full power of substitution, to vote as proxy for the undersigned at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Financial Corporation (the “Company”) to be held at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, at 6:30 P.M., local time, on April 23, 2025, and at any and all adjournments or postponements thereof, the number of shares which the undersigned would be entitled to vote if then personally present, on all matters coming before the annual meeting. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting, or any adjournments or postponements thereof. THIS WHITE PROXY CARD, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH ALL RECOMMENDATIONS FROM THE BOARD OF DIRECTORS STATED HEREIN UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF YOU MARK VOTES “FOR” WITH RESPECT TO LESS THAN SIX (6) NOMINEES IN ITEM 1, YOUR SHARES WILL ONLY BE VOTED FOR THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN SIX (6) NOMINEES, ALL OF YOUR VOTES ON ITEM 1 WILL BE INVALID AND WILL NOT BE COUNTED. HOWEVER, IF YOU VOTE “WITHHOLD” WITH RESPECT TO ANY NOMINEE AND VOTE “FOR” EACH OF THE OTHER NOMINEES, YOUR PROXY CARD WILL BE CONSIDERED AS HAVING BEEN VOTED WITH RESPECT TO THOSE NOMINEES RECEIVING YOUR “FOR” VOTES, AND YOUR VOTES WILL BE COUNTED. IT IS ALSO IMPORTANT TO NOTE THAT THE BOARD RECOMMENDS A VOTE AGAINST ITEM 5. (PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 23, 2025. The Proxy Statement and our 2024 Annual Report to Shareholders are available at: http://www.viewproxy.com/pfbx/2024.

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION – DATED FEBRUARY 27, 2025 PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  Items 1 – 4 are addressed under Section II of the accompanying Proxy Statement entitled “Management Proposals.” The Board of Directors recommends a vote “FOR ALL NOMINEES” (Item 1), “FOR” Items 2 and 3, and a vote for “3 Years” on Item 4. Item 1. Election of six (6) persons as directors for the Company. The Board of Directors recommends a vote “FOR” all six “COMPANY NOMINEES” only. NO MORE THAN SIX (6) SHOULD BE MARKED, “FOR”. COMPANY NOMINEES FOR WITHHOLD Ronald G. Barnes Padrick D. Dennis Jeffrey H. O’Keefe Paige Reed Riley George J. Sliman, III Chevis C. Swetman STILWELL NOMINEE -- OPPOSED BY THE COMPANY Stewart F. Peck Item 2. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For ☐ Against ☐ Abstain ☐ Item 3. Advisory (non-binding) proposal to approve compensation of the named executive officers as set forth under the heading “Compensation of Directors and Executive Officers.” For ☐ Against ☐ Abstain ☐ DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) Item 4. Advisory (non-binding) resolution that, with regard to frequency of a non-binding shareholder vote to approve the compensation of the named executive officers of the Company, such non-binding shareholder vote will occur every 1, every 2 or every 3 years. 1 Year ❑ 2 Years ❑ 3 Years ❑ Abstain ❑ Item 5 is addressed under Section III of the accompanying Proxy Statement entitled “Stockholder Proposal.” The Board of Directors recommends a vote “AGAINST” Item 5. Item 5. Advisory (non-binding) resolution proposed by shareholder Philip J. Timyan recommending that the Board of Directors take all necessary steps to promptly sell the Company, if properly presented at the Annual Meeting. For ☐ Against ☐ Abstain ☐ Such other business as may properly come before the Annual Meeting or any adjournments thereof. The proxies intend to vote on any other business properly coming before the Annual Meeting as to which this proxy confers discretionary authority in accordance with the direction of a majority of the board of directors of the company. For any other matter properly coming before the Annual Meeting, the proxies will vote your shares as the proxies decide, to the extent authorized under rule 14a-4(c) under the Securities Exchange Act of 1934. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting. Please date the Proxy and sign your name exactly as it appears on the stock records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If signing as a corporation or other entity, please sign in entity’s name by authorized person. You may also access the proxy materials and vote your proxy online by using your control number found below at http://www.viewproxy.com/pfbx/2025. Signature Signature (if jointly held) Date____________ # of shares ___________ CONTROL NUMBER  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/PFBX Vote Your Proxy by Phone: Call 1 (866) 804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.